                                                        Exhibit 10.17


                                      LEASE
                                      -----

     This Lease made between Landman Omnibus VII Limited Partnership, a Massachusetts limited partnership having an address c/o Berkeley Investments, Inc., 101 Federal Street, Boston, Massachusetts 02110, hereinafter called the Lessor ("Lessor") and First New England Dental Centers, Inc., a New Jersey corporation with a principal place of business at 170 Commonwealth Avenue, Boston, MA ("Lessee").

     ARTICLE I - LEASED PREMISES. The Lessor leases to the Lessee the premises (the "Premises") consisting of approximately 3,500 square feet of rentable space having an address of 85 Devonshire Street, Boston, Massachusetts 02109 located on the second (2nd) floor of the building (the "Building") situated at and numbered 85 Devonshire and 262-268 Washington Streets in Boston, Massachusetts, excluding as part of the Premises perimeter, demising and common walls (except the interior faces thereof) and all spaces, runs, chases, etc. containing or used for the installation of pipes, wires, conduits, ducts and Lessor's fixtures.

     ARTICLE II - TERM. The term of this lease shall be a period of five (5) years from the Commencement Date; plus the Partial Month (as hereinafter defined), if any; and the term shall terminate on the "Expiration Date", which shall be the date which is sixty (60) months (plus the Partial Month, if any) after the Commencement Date, unless sooner terminated as may be provided herein. The first lease year shall consist of any partial calendar month following the Commencement Date (the "Partial Month") and the next twelve (12) calendar months. Each succeeding lease year shall commence upon the expiration of the prior lease year and shall consist of twelve (12) calendar months.

     The term "Commencement Date" as used herein shall mean the date that Lessor delivers possession of the Premises to Lessee with the work to be performed by Lessor pursuant to Addendum #3 substantially completed. Lessor shall deliver the Premises to Lessee "as is". The Commencement Date is estimated to be April 1, 1996; provided however, if Lessor fails to deliver possession of the Premises at the estimated date, the Lessor shall not be liable for any damages caused thereby, nor shall this lease be void or voidable, but the Commencement Date shall be delayed by the period of delay in the delivery of possession of the Premises. If this lease is extended or renewed, all references to "term" herein shall refer to the extension or renewal terms unless specifically designated otherwise.

     ARTICLE III.1 - MINIMUM RENT.
     -----------------------------

     (A) Rent is payable in twelve (12) equal monthly installments in advance on the first day of each month during each lease year of the term at the office of The Hamilton Company, 39 Brighton Avenue, Boston, Massachusetts 02134 (and also for a Partial Month or at the early termination of this lease, a proportionate part of rent for any part of a month then unexpired). All rent checks shall be payable to LANDMAN - 85 DEVONSHIRE STREET. If Lessor elects to accept rent after the seventh (7th) day of the month, interest will accrue on such sum at the annual rate of five percent over the prime rate of interest announced from time to time by the First National Bank of Boston, until such time as it is paid.


     (B) The minimum rent for each year of the term (the "Minimum Rent") shall be as follows:

        LEASE YEAR           PER YEAR        PER MONTH
        ----------           --------        ---------

         Year One*         $63,000.00        $5,250.00
         Year Two          $63,000.00        $5,250.00
         Year Three        $63,000.00        $5,250.00
         Year Four         $63,000.00        $5,250.00
         Year Five         $63,000.00        $5,250.00

     * Minimum Rent is also due for any Partial Month in Lease Year One, pro-rata based on the length of said Partial Month.


     Minimum Rent for any Partial Month shall be equal to the product of the number of calendar days remaining in said Partial Month (commencing on the Commencement Date and ending on the last calendar day of said Partial Month) multiplied by the Pro Rata Amount (as hereinafter defined).

     As used herein, the "Pro Rata Amount" shall be equal to the product of the Minimum Rent per month for Lease Year One divided by the number of calendar days in said Partial Month.

     The provisions of this Article III.1 notwithstanding, Lessee shall pay to Lessor upon Lessee's possession the Premises, the sum of $31,500.00, which sum represents the installments of Minimum Rent due under the lease for the first six (6) months of Lease Year One of the Original Lease Term.

     Article III.2 - ADJUSTED RENT.
     ------------------------------

(1) For purposes of this Article, "Adjustment Date" means the first day of each lease year after the first lease year of the original term; "CPI" means the Consumer Price Index of the United States Bureau of Labor Statistics (Urban Wage Earners and Clerical Workers, U.S. City Average, all items) (on the 1982-84 equals 100 Standard); "Base-Month CPI" means the CPI published in February, 1996.

(2) Beginning on the first Adjustment Date and on each Adjustment Date thereafter within the original and extension or renewal terms, in addition to any increases in Minimum Rent specified in Article III. 1 (B), the Minimum Rent for the forthcoming lease year, as recited in the schedule above, shall be increased by fifty (50%) percent of the same percentage that the CPI published for the February prior to the respective Adjustment Date in question has increased from the Base-Month CPI. Provided, however, in no event shall the Minimum Rent for any lease year be (i) less than the Minimum Rent (as it may have been previously adjusted) for the preceding year, or (ii) increased by more than $0.50 per rentable square foot over the Minimum Rent for the preceding year as adjusted by the terms of this Article III.2.

(3) If the publication of the CPI is transferred to any other governmental department or is discontinued, the Lessor and Lessee shall by agreement fix an alternate index or method to compute such rent adjustment, but if they cannot agree the matter shall be settled by arbitration in accordance with the rules of the American Arbitration Association.

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




     ARTICLE IV - ADDITIONAL RENT DUE TO TAXES. For purposes of this Article "fiscal year" means the twelve calendar (12) month period commencing on July l ending on June 30; "fiscal base year" means the fiscal year ending June 30, 1996; "taxes" means all taxes and assessments levied by governmental authority against the Building and its associated land and personalty or taxes in lieu thereof, "Lessee's Share" means four and five tenths (4.5%) percent. If the taxes for any fiscal year (or portion of any fiscal year) occurring within the term after the fiscal base year exceed taxes for the fiscal base year (or exceed a pro rata portion of fiscal base year taxes in the event of a portion of a fiscal year being included within the term), then Lessee shall pay to Lessor the Lessee's Share of the excess as Additional Rent. Lessor will notify Lessee after receipt of tax bills of the amount of taxes and the Lessee's Share of excess taxes for the current fiscal year; Lessee shall pay Lessee's Share of the excess within 15 days of such notification. If Lessor later receives a reduction or refund on taxes resulting from abatement of such taxes by final determination of legal proceedings, settlement or otherwise, Lessee is entitled to Lessee's Share of the reduction or refund up to the amount of Additional Rent paid for such fiscal year less Lessee's Share of expenses incurred by Lessor in obtaining said reduction or refund, which amount shall, in the sole discretion of Lessor, be
(i) applied in reduction of any Minimum Rent or Additional Rent due or owing by Lessee to Lessor or (ii) paid to Lessee within sixty (60) days of receipt of Lessor of said reduction or refund. If Lessor receives a refund or reduction in taxes for the fiscal base year, then taxes for the fiscal base year shall be measured by the abated amount. Lessee shall have no right to contest the amount of any valuation of the Building or any assessment of taxes without the written consent of Lessor, which may be withheld in Lessor's sole and absolute discretion.

     On the date this lease expires or is otherwise terminated, a proportionate share of the additional rent on account of taxes for the fiscal year during which such expiration or termination occurs shall immediately become due and payable by Lessee to Lessor. Such proportionate share shall be equal to the product of (i) Lessee's Share of the estimated amount of any excess taxes for said fiscal year (the estimated amount being based upon the most recent applicable data reasonably available to Lessor) divided by twelve (12); multiplied by (ii) the number of calendar months in the period commencing on July 1 of the fiscal year in which the lease expires or otherwise terminates and ending on the date of expiration or termination. Lessee shall be liable to Lessor for any amount by which Lessee's Share of the estimated amount of any excess taxes for said fiscal year are less than Lessee's Share of actual taxes for said fiscal year, and shall pay the same to Lessor within fifteen (15) days of notice from Lessor of said amount of additional excess taxes. Lessor shall be liable to Lessee for any amount by which Lessee's Share of the estimate amount of any excess taxes for said fiscal year are more than Lessee's Share of actual taxes for said fiscal year, and shall, in the sole discretion of Lessor, either (i) apply said additional amount in reduction of any Minimum Rent or Additional Rent due or owing by Lessee to Lessor or (ii) pay said additional amount to Lessee within sixty (60) days of Lessor's receipt of notice of the amount of actual tax liability for said fiscal year. Adjustments shall be made if the terms of this lease begins and/or ends on other than the first or last day of a fiscal year. In the event of Lessee's default, Lessee's obligation to pay any and all additional rent under this lease shall continue and shall cover all periods up to the Expiration Date.

     ARTICLE V - DEPOSIT. Upon the execution of this Lease by Lessee, the Lessee shall deposit with the Lessor the amount of Ten Thousand Five Hundred ($10,500.00) Dollars. This deposit shall be held by Lessor as security for payment of all rent and other sums of money payable for the term and for the faithful performance by Lessee of all other covenants and agreements; provided, however, that the Lessee shall have no right to require Lessor to indemnify itself from this deposit for any particular violation or default of Lessee, the use of this deposit to indemnify Lessor being within Lessor's sole discretion and Lessor hereby reserves the right to proceed against the Lessee directly for any amounts owed by Lessee for any violation or default of Lessee pursuant to the terms of this Lease. If all or any part of the deposit is applied to an obligation of Lessee hereunder, Lessee shall immediately upon request by Lessor restore said deposit to its original amount. No interest shall be payable to Lessee on account of this deposit and Lessor may commingle the funds from this deposit with other of its funds. Upon any conveyance by Lessor of its interest under this lease, the deposit may be delivered by Lessor to Lessor's grantee or transferee (or accounted for by means of an adjustment between seller and buyer). Upon any such delivery or accounting, Lessee hereby releases Lessor of any and all liability with respect to the deposit, its application and return, and Lessee agrees to look solely to such grantee or transferee.

     This deposit, or any part thereof, not previously applied by Lessor, shall be returned to Lessee only after the Expiration Date or the date on which any renewal term expires, and only after Lessee has fully vacated the Premises, notwithstanding that this lease has been terminated by Lessor, it being the' intention of the parties that this deposit shall secure Lessor not only as to default by Lessee before such termination, but also to secure Lessor from any deficiency of rent or other charges payable to Lessor by Lessee.

     ARTICLE VI - USE. The Premises shall be used and occupied by Lessee solely for the purpose of administrative offices for a consortium of dental practices and such other lawful use incidental and related thereto, but for no other purpose. Provided however, Lessee shall not conduct at the Premises any hazardous or dangerous activities or any activities posing uncommon, unusual or out of the ordinary level of risk to property or to persons. Moreover, Lessee shall not utilize at or bring on to the Premises any hazardous, dangerous or volatile substances. Lessee shall not use the Premises in such a way as to interfere with the use of or by, or to constitute a nuisance to Lessor or to any other tenant or licensee of the Building or to passersby or do or fail to do other acts which, in Lessor's judgement, may unreasonably affect the reputation or appearance of the Building, or which, in Lessor's judgement, may tend to degrade the economic status of the Building or interfere with its most effective operation.

     LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS THAT THE PREMISES ARE FIT FOR A PARTICULAR USE OR PURPOSE, INCLUDING WITHOUT LIMITATION THE USE AS SPECIFIED HEREIN, EXCEPT AS OTHERWISE REQUIRED BY LAW.

     ARTICLE VII - INSTALLATION OF EQUIPMENT AND FLOOR CAPACITY. Lessee shall not place any load upon any floor of the Premises which exceeds the floor load capacity (calculated on a square foot basis) or which is prohibited by governmental law, regulation or code. Lessee will not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Lessor's prior written consent. The moving and installation of such machines and equipment shall be at the sole risk and hazard of the Lessee.

     ARTICLE VIII - CONDITION OF PREMISES, REMODELING. Lessee accepts the Premises in its "as is" condition. The Lessee shall not make alterations or additions, structural or otherwise, to the Premises, without the prior written consent of Lessor. All such allowed alterations shall be at Lessee's expense and shall be in quality at least equal to the present construction. Lessee shall not permit any mechanic's liens, or similar liens, to remain upon the leased Premises for labor and material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed of claimed to have been performed at the direction of Lessee and shall cause any such lien to be released of record forthwith without cost to Lessor. Any alterations or improvements made by the Lessee shall become the property of the Lessor at the termination of occupancy as provided herein.

     All work, construction activity, modifications, changes, remodeling to the Premises or the Building by the Lessee pursuant to any rights specifically granted to it in this Lease or otherwise by Lessor (the "Work") shall be performed subject to and in compliance with the following conditions:

a. Except as is specifically approved in writing by Lessor, the Work shall not change, alter, remove or interfere with the structural components of the Building, and shall not, except to an immaterial degree, restrict access to the utility systems of the Building.

b. The Work, except to an insignificant degree, shall not interfere with other tenants or their business operation and shall not affect or limit the storage and other use of the basement, if any, or other areas of the Building by those entitled thereto.

c. The Work shall be performed in a workmanlike manner with all governmental permits in place, pursuant to stamped and professionally prepared plans which have been approved in writing and in advance by Lessor, said approval not to be unreasonably withheld.

d. All Work shall be performed by licensed adequately insured contractor who, prior to the commencement of Work, have deposited a certificate of insurance with Lessor naming Lessor as an additional insured under said certificates and evidencing workman's compensation and comprehensive general liability insurance in the amount of at least $1,000,000. -

e. All damage to the Building (including other tenant spaces) or to the Premises as a result of said Work shall be the responsibility of the Lessee, and Lessee hereby indemnifies and holds Lessor harmless for any costs, causes of: actions or damages resulting from said Work, including costs of repair.

f. Prior to the commencement of the Work, Lessee shall deliver to Lessor in a form reasonably satisfactory to Lessor the general contractor's license and copies of all building permits and applications for permits.

     ARTICLE IX - LESSOR'S COVENANTS. Lessor shall be responsible for maintaining the structure, foundation, exterior and roof of the Building in the same condition as at the Commencement Date or as it may be put during the term of this lease, reasonable wear and tear and damage by fire and other casualty only excepted. Additionally, Lessor shall be responsible for the maintenance, repair and replacement of the electrical, plumbing, heating, air conditioning, ventilation and other mechanical installations located entirely on or serving only the Premises and for maintaining the Building systems which serve more than one unit and all the common areas in good order and repair, except that Lessor shall have no responsibility with respect to any obligation hereinabove stated if caused by the negligence or misuse of Lessee or its employees or agents. Except as specifically stated herein, Lessor is not responsible for any repairs or replacements to or maintenance of the Premises or of the equipment, fixtures or mechanical installations solely serving the same. Lessor is responsible for maintenance and replacement of only such equipment, fixtures or mechanical installations servicing the Premises or Building which serve more than one unit or the common areas of the Building.

     Lessor shall furnish to the Premises such cleaning service as is customary in similar office buildings in Boston, subject to interruption due to any cause beyond the Lessor's control.

     The Lessor agrees to provide and to furnish reasonably cold water to the Premises and reasonable heat (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks) to the Premises during normal business hours on regular business days of the heating season of each Lease Year, those being Monday through Friday 8:00 A.M. - 6:00 P.M. and Saturdays 9:00 A.M. - 5:00 P.M. excluding holidays. Lessor is under no responsibility or liability for failure or interruption in such service caused by breakage, accident, strikes, repairs, failure of fuel supply, inability by exercise of reasonable diligence to obtain fuel, electricity, supplies or other services or for any other cause or causes beyond the reasonable control of Lessor, nor in any event for any indirect or consequential damages; and failure or omission on the part of Lessor for the foregoing reasons to furnish such service shall not be construed as an eviction of Lessee, nor work an abatement of rent, nor render Lessor liable in damages, nor release Lessee from prompt fulfillment of any of the covenants

     ARTICLE X - LESSEE'S COVENANTS.
     -------------------------------

     ARTICLE X.I - UTILITIES. Lessee shall provide and pay for the cost and its use of all utilities and fuel serving the Premises and separately metered, including those used to provide heat and air conditioning, as they become due and payable.

     Article X.2 - LESSEE'S INSURANCE.
     ---------------------------------

     1. PERSONAL PROPERTY. All risks (including that of casualty, theft, and any other harm, damage or loss) to Lessee's personal property and to the personal property of others held by Lessee, and the loss of use of the same, shall be borne solely by Lessee. Lessee hereby releases Lessor and its managing agent (and indemnifies and holds them harmless) from and against any claims or liability for any casualty, theft, harm, damages or other loss to Lessee's personal property and to the personal property of others held by Lessee. As used herein, personal property includes, but is not limited to, all tangible and intangible goods and accounts, inventory, merchandise, fixtures, equipment and systems. Lessee shall purchase and maintain insurance in an amount adequate to repair or replace or otherwise cover its personal property (and the personal property of others held or leased by it or otherwise on the Premises) and the tenant improvements and interior finish and build-out to the Premises.

     Lessee is responsible for the replacement of any broken plate glass that is pan of the Building covered by this lease.

     2. COMPREHENSIVE COMMERCIAL LIABILITY INSURANCE. Lessee agrees to maintain throughout the term of the lease, Comprehensive Commercial Liability Insurance written on an occurrence basis. Such insurance shall include coverage for products/completed operations, personal injury, broad form property damage, extended bodily injury and broad form contractual liability. As of the Commencement Date, the minimum limit of liability carried on such insurance shall be $1,000,000 combined single limit for each occurrence with any aggregate limit applying only to each of the following: products/completed operations, personal injury and contractual liability. However, if the policy contains a general policy aggregate or an aggregate which applies to coverages other than the aforementioned coverages, the Lessee shall purchase minimum limits of $1,000,000 per occurrence/$2,000,000 aggregate per location.

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




     3. WORKERS COMPENSATION Lessee agrees to maintain workers' compensation insurance (including employer's liability insurance) at statutory limits.

     4. UMBRELLA LIABILITY In addition to the foregoing insurance, Lessee agrees to maintain umbrella liability coverage with minimum limits, as of the Commencement Date, of $1,000,000.00 per occurrence. Umbrella coverage is to apply in excess of the casualty, comprehensive commercial liability and employers liability coverages mentioned in sections 1, 2 and 3 above.

     All policy limits, as of the Commencement Date, shall be at least equal to those stated above, and from time to time during the term shall be for such higher limits, if any, as are customarily carried in Boston with respect to similar properties.

     All insurance policies required in paragraphs 1, 2 and 4 above shall designate the Lessor and The Hamilton Company, as additional insureds. Lessee agrees that the insurance coverages required under sections number 1 through number 4 above shall be written by a company or companies authorized to do business in the Commonwealth of Massachusetts with an A.M. Best's rating of "A-", VIII or better. The liability coverage of the policies specified above in Paragraphs 2 and 4 shall cover all business activities conducted by Lessee at the Premises.

     Lessee agrees to furnish the Lessor with Certificates of Insurance prior to the beginning of the term of the lease. Renewal Certificates of Insurance shall be delivered to the Lessor at least fifteen (15) days in advance of each renewal date. Such certificates shall state that in the event of cancellation or material change written notification shall be given to the Lessor at least thirty (30) days in advance of such cancellation or material change.

     ARTICLE X.3 - SIGNS. Lessee shall not erect any signs or lettering visible from the exterior of the Premises or attach any awnings or canopies to the exterior of the Premises without obtaining Lessor's prior written consent.

     ARTICLE X.4 - MAINTENANCE, REPAIR, YIELD-UP. Unless otherwise specifically provided herein, Lessee shall keep and maintain the Premises and shall be responsible for the maintenance, repair and replacement of all utility installations exclusively serving the Premises. Lessor shall be responsible for the maintenance, repair and replacement of all electrical, plumbing, heating, air conditioning, ventilation and other mechanical installations exclusively serving the Premises unless such work is required because of the negligence or misuse of Lessee or its employees or agents in which event only the maintenance, repair or replacement of such installations shall be performed by Lessee. Lessee shall also keep all windows and doors of the Premises in good order and repair, and shall maintain at its own expense so called plate glass insurance coverage at all times. At the end of the Term or sooner termination, Lessee shall peaceably surrender the Premises and all erections, alterations and additions thereon made to or upon the same, to Lessor, broom clean and in the same repair and condition as the Premises were in on the Commencement Date and as such erections, alterations, and additions were when completed, reasonable wear and tear, fire and other casualty only excepted; and will remove all personal property, goods and effects, including, without limitation, all of its trade fixtures, awnings, canopies and signs, and all lettering, if any, painted on any doors with or without Lessor's consent. Lessee shall be responsible for all damage or injury to the Premises and the Building caused by Lessee's installation or removal of furniture, fixtures or equipment. Except as Lessor, in its sole discretion, may otherwise specifically advise, Lessee shall remove any erections, additions,

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




alterations or fixtures Lessee has installed and restore the Premises to the condition they were in on the Commencement Date.

     ARTICLE X.5, - ASSIGNMENT - SUBLEASING. Lessee shall not assign, sublet, underlet, mortgage, pledge or encumber (collectively referred to as "Transfer") this lease without Lessor's prior written consent; which consent may be withheld in Landlord's sole discretion. Any Transfer made without such consent shall be void. Moreover, as additional rent, Lessee shall reimburse Lessor promptly for reasonable legal and other expenses incurred by Lessor in connection with any request by Lessee for consent to a Transfer. The preceding notwithstanding, solely in the event Lessee desires to Transfer the Premises to a proposed transferee which (i) has a good reputation and has previous business experience,
(ii) shall have a net worth sufficient in the discretion of the Lessor to satisfy all of the obligations of the lessee under this lease, and (iii) shall continue to use the Premises as stated in Article VI of the lease and in character with the Building, Lessor agrees that it may either (1) grant its consent to such Transfer of this lease to such proposed transferee, or (2) terminate this lease and relieve Lessee of all its future obligations hereunder. In the event of such termination, Lessee shall be relieved of all future obligations hereunder as of the date of termination. In the event the lease is terminated, as hereinafter provided, Lessor shall be free to enter into a new lease with the proposed new tenant or anyone else on whatever terms and conditions it chooses.

     In the event that Lessor gives its consent pursuant to the foregoing paragraph, Lessee shall remain primarily liable upon all the terms, conditions and covenants hereof will deliver to Lessor an instrument executed by the Transferee binding the same to the terms and provisions of this lease and will pay to Lessor the amount by which the sum of rent, additional rent due to taxes and all other money or consideration it receives from a Transferee exceeds the sum of all monetary obligations which Lessee owes to Lessor for the period of such Transfer.

     Consent by Lessor, whether express or implied, to any Transfer shall not constitute a waiver of Lessor's right to prohibit any subsequent Transfer; nor shall such consent be deemed a waiver of Lessor's right to terminate this lease upon any subsequent Transfer. Moreover, Lessor's acceptance of any name for listing on any Building directory will not be deemed, nor will it substitute for Lessor's consent, as required herein, to any sublease, assignment or other occupancy of the Premises.

     As used herein, the term "assign" or "assignment" shall be deemed to include, without limitation: (a) any transfer of the Lessee's interest in the lease by operation of law, the merger or consolidation of the Lessee with or into any other firm or corporation; or (b) the transfer or sale of a controlling interest in the Lessee or any parent of Lessee whether by sale of its capital stock or otherwise.

     ARTICLE X.6 - LISTINGS. The listing of any name other than that of Lessee or a trade name of Lessee, whether on the doors of the Premises or in the Building Directory, or otherwise, shall not vest any right in this lease to such named person or be deemed to be the consent of Lessor, it being expressly understood that any such listing is a privilege extended by Lessor revocable at will by written notice to Lessee.

     ARTICLE X.7 - COMPLIANCE WITH LAW AND INSURANCE POLICIES. Lessee, at its sole expense, shall comply with all laws, orders and regulations of Federal, State, County and City Authorities relating to the Premises or its operations therein, Lessee acknowledging that Lessor has made no warranties or representations about (i) the permissibility of Lessee's proposed use under applicable zoning, environmental, licensing or other Federal, State, County and City laws, or (ii) concerning compliance of the Premises or the Building with any federal, state or

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




municipal law, rule, regulation or ordinance, including, without limitation, compliance of the same with applicable provisions of the Americans with Disabilities Act, so-called. Lessee shall not do or permit to be done anything upon the Premises, which will invalidate, or be in conflict with, fire insurance policies covering the Building and fixtures and property therein and shall not do, or permit to be done, anything upon the Premises which might subject Lessor to any liability or responsibility for injury to any person or to property; and Lessee, at its sole expense, shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters, or any other similar body, and shall not do or permit anything to be done or kept on the Premises, except as permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction. Except for those items necessary for the cleaning and maintenance of Lessee's business, which shall be properly stored to minimize the risk of fire and explosion, there shall not be brought or kept in or on the Premises any inflammable, combustible or explosive fluid, material, chemical or substance, nor shall any unusual or other objectionable odors permeate or emanate from the Premises. If the insurance premiums for the building increase because of anything Lessee does or permits to be done on the Premises, Lessee shall pay the full amount of such increase. That the Premises are being used for the purpose set forth in Article VI hereof shall not relieve Lessee from the foregoing duties.

     ARTICLE X.8 - LESSEE'S RISK. Except as modifed by statute, all merchandise, furniture, fixtures; inventory and property which may be on or about the Premises and the loss of the use of same shall be at the sole risk and hazard of Lessee, and if the whole or any part of the Premises is destroyed or damaged by fire, water or by the leaking or bursting of water pipes, or in any other manner, no part of such loss or damage or loss of use will be charged to Lessor.

     ARTICLE X.9 - INDEMNIFICATION. The Lessee will save Lessor harmless, defend and will exonerate and indemnify Lessor, from and against any and all claims, liabilities or penalties:

     (i) on account of or based upon any injury to person, or loss of or damage to property sustained or occurring or emanating from the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person except Lessor, its employees, agents or independent contractors.

     (ii) on account of or based upon any injury to person, or loss of or damage to property, sustained on or occurring elsewhere in or about the Building arising out of the use or occupancy of the Building or Premises by the Lessee or by any person claiming by, through or under Lessee, except where caused by the negligence, fault or misconduct of Lessor, its employees, agents or independent contractors.

and in addition to and not in limitation of either of the foregoing subdivisions
(i) and (ii);

     (iii) on account of or based upon any work or thing whatsoever done on the Premises; except where caused by the negligence, fault or misconduct of Lessor, its employees, agents or independent contractors.

and, in respect of any of the foregoing from and against all costs, expenses (including reasonable attorneys' fees) and liabilities incurred in or in connection with any such claim, or any action or proceedings; and in case any action or proceeding is brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall at Lessee's expense resist or defend such action or proceeding and employ counsel reasonably satisfactory to Lessor. Notwithstanding anything herein to the contrary, for purposes of this Article X.9, the term "Lessor" shall include the Lessor's managing agent.

     ARTICLE X.10 - LESSOR'S ACCESS TO PREMISES. Lessor shall have the right without charge to it and without reduction in rent, at reasonable times and upon reasonable prior notice (except in the event of an emergency) and in such manner as not unreasonably to interfere with Lessee's business, to enter to view the Premises for any business purpose. In case of an emergency on the Premises or in the Building, Lessor or its representative may enter the Premises (forcibly, if necessary) at any time to take such measures as may be needed to cope with such emergency. Without limiting the generality of the foregoing, during the six (6) months next preceding the Expiration Date, Lessor may show the Premises to persons wishing to lease or purchase same and may affix to any suitable part of the Premises a notice for letting or selling the Premises or property of which the Premises are a part and keep the same so affixed without hindrance. In addition to the foregoing, the holder of any Mortgage shall have access to the Premises during normal business hours for the purposes of conducting appraisals, environmental assessments, structural and other types of inspections of the Premises that the Mortgagee deems advisable.

     ARTICLE X. 11 - MATERIALMEN'S, MECHANIC'S LIEN. Lessee shall not do or suffer anything to be done whereby the land and Building may be encumbered by any materialman's or mechanic's lien and shall, whenever and as often as any such lien is filed purporting to be for labor or material furnished to the Lessee, discharge the same of record or bond the same within thirty (30) days alter the date of filing.

     ARTICLE X. 12 - WASTE. Lessee shall not overload, damage or deface the Premises nor suffer or permit same to be done, nor commit waste, nor without Lessor's prior written consent, permit any hole to be made in the stone or brickwork of the Building, nor use any equipment (except for window electric air conditioning if otherwise permitted) that requires outdoor venting.

     ARTICLE X.13 - LESSOR'S RULES AND REGULATIONS. Lessee shall abide by any reasonable rules and regulations as the Lessor may make from time to time, applicable to all lessees of the Building and uniformly enforced. The Lessor, however, may change said rules or waive any or all of said rules in the case of any one or more Lessees. Nor shall the Lessor be responsible to the Lessee, or to the Lessee's agents, employees, servants, licensees, invitees, or visitors, for failure to enforce any of the rules and regulations or for the non-observance or violation of any of said rules and regulations by any other lessee or by any other person, or for the non-observance or violation of or failure to enforce or to perform the provisions of any other lease of any part of the Building. Notwithstanding the foregoing, however, Lessor shall use its reasonable efforts to apply the rules and regulations to all Lessees with reasonable uniformity in conformity with their tenancies.

     ARTICLE X.14 - CLEANING, SNOW REMOVAL. Lessor is responsible for the keeping the Building's entrances serving the Premises clear of snow and ice. EXCEPT AS SPECIFICALLY PROVIDED IN ARTICLE IX HEREOF. Lessee shall not be entitled to any maintenance services from Lessor, and agrees to furnish maintenance services at its own expense with respect to the Premises. Lessor shall provide cleaning service to the Premises as specifically stated in Article IX of this lease. Lessee shall keep the Premises infestation free. The preceding notwithstanding, Lessee shall be responsible for the prompt clean-up and removal from any common area of the Building or the grounds of any trash, debris or litter (including accumulation of cigarette butts) deposited by its employees, agents or contractors, customers or invitees.

     ARTICLE X. 15 - LESSEE'S ESTOPPEL CERTIFICATE. Lessee agrees from time to time, upon not less than fifteen (15) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Lessee has no defenses, offsets or counterclaims against its obligations to pay the fixed rent and additional rent and to perform its other covenants under this Lease and that there are no uncured defaults of Landlord or Lessee under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the fixed rent, additional rent and other charges have been paid, and such other matters as a mortgagee or purchaser of the Premises may request. Any such statement delivered pursuant to this Section 8.8 may be relied upon by any current or prospective purchaser or mortgagee or any current or prospective assignee of any such mortgagee

     ARTICLE X.16 - TENANT RELOCATION. Lessee acknowledges that from time to time Lessor may desire to relocate Lessee to other portions of the Building in order to incorporate all or a portion of the Premises in portions of the Building to be leased to tenants other than Lessee. Lessee further acknowledges that restriction of the right of Lessor to effect such a relocation would cause substantial damage to Lessor in the leasing of the Building. Accordingly, Lessee specifically acknowledges that Lessor shall have the right to substitute for the Premises other space of approximately the same size in the Building provided that Lessor, at Lessor's sole cost and expense, shall make improvements to the substitute premises comparable to the improvements made to the Premises as of the Commencement Date of the Lease and shall pay all moving costs and further provided that the Minimum Rent and additional rent payable shall be the same as are payable in respect of the Premises. In the event Lessor desires Lessee to make such relocation, Lessor shall give written notice thereof to Lessee at least thirty (30) days prior to the date on which such relocation takes effect. Lessee agrees that upon notice from the Lessor that the substitute premises have been substantially completed, Lessee shall relocate to the substitute premises furnished by Lessor and yield up and deliver occupancy of the Premises to Lessor within fifteen (15) days thereof and shall, if requested by Lessor, enter into a suitable confirmatory amendment of this Lease to reflect Lessee's occupancy of the substitute premises.

     Article X.17 - Building Rehabilitation and Repair
     -------------------------------------------------

     During the term, Lessor may, at its sole discretion, choose to undertake rehabilitation, renovation, and/or repair of the Premises and Building, including, without limitation, remodeling the storefronts, installation of new windows, HVAC systems, stairwells, bathrooms, sprinkler systems, detection systems, etc.(collectively or singly referred to as "Rehabilitation"). Such Rehabilitation, which may be minor or major in nature, shall be undertaken solely at the Lessor's option and expense, and does not in any way constitute part of the Lessee's consideration under this lease and does not in any way obligate Lessor to perform the same.

     Moreover, Lessor reserves the right from time to time, without unreasonable interference with Lessee's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Building, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located, so far as practicable, in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. The work detailed in this paragraph shall be deemed to be Rehabilitation for purposes of this Addendum

     Lessee recognizes and agrees that during the time that any Rehabilitation is made to the Premises, and during the time that Rehabilitation work is being done to the Building including the Premises, the Lessee may experience interruptions (including interruptions to services) due to such construction and rehabilitation work and workmen entering the Premises in connection with such work, and agrees to cooperate fully with the Lessor's efforts to make such repairs and rehabilitation and further agrees that Lessee shall have no liability for said interruptions.

     Lessee agrees to provide Lessor, his employees and independent contractors with access to the Premises at all reasonable times during Lessee's regular business hours or otherwise in order to enable Lessor to complete the aforementioned improvements to the Premises and rehabilitation work to the Building. Lessor agrees that it will use its reasonable efforts to have its employees and independent contractors work so as not substantially to interfere with Lessee's business. Lessor shall not be responsible for any damages, whether direct, indirect or consequential, to the Lessee, his business or the Premises arising out of the aforementioned improvements or rehabilitations.

     Article XI Mortgagee Rights
     ---------------------------

     11.1 LEASE SUBORDINATE-SUPERIOR. This Lease shall be subject and subordinate to any mortgage ("Mortgage") now or hereinafter placed on the Building or its grounds, or both, or any portion or portions thereof or interest therein, which are separately and together hereinafter in this
Article XI referred to as "the mortgaged premises", and to each advance made or hereafter to be made under any Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor, provided, however, that conditioned upon Lessee not being in default under any of the terms of this Lease, subsequent to the Commencement Date, Lessor shall use reasonable efforts to obtain from any such mortgagee on Lessee's behalf an agreement on the part of such mortgagee to recognize this Lease and all of Lessee's rights hereunder as though this Lease were prior to any such mortgage, such agreement to be in form and substance substantially similar to the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit 1 and incorporated herein by reference (the "Non-Disturbance Agreement"), subject to the execution and delivery by Lessee, at the time of execution of this lease, of the Non-Disturbance Agreement (and Lessee acknowledges that the execution of such Non-Disturbance Agreement by Lessor's mortgagee, shall be at the sole discretion of such mortgagee), provided further, however, that the mortgagee, or any purchaser at a foreclosure sale or otherwise shall not be:

     (a) liable for any act or omission of a prior Lessor (including the mortgagor); or

     (b) subject to any offset or defenses which the Lessee might have against any prior Lessor (including the mortgagor); or

     (c) bound by any rent or additional rent which the Lessee might have paid in advance to any prior Lessor (including the mortgagor) for any period beyond the month in which foreclosure ,or sale occurs; or

     (d) bound by any security deposit which Lessee may have paid to any prior Lessor (including the mortgagor), unless such deposit is in an escrow fund available to the mortgagee; or

     (e) bound by any agreement or modification of the Lease made without the consent of the mortgagee; or

     (f) bound by any notice of termination given by any prior Lessor (including the mortgagor) without the mortgagee's written consent thereto; or

     (g) personally liable under this Lease and the mortgagee's liability under the Lease shall be limited to the ownership interest of the mortgagee in the Premises; or

     (h) liable for any fact or circumstance or condition to the extent existing or arising prior to the mortgagee's (or such purchaser's) succession to the interest of the Lessor under the Lease and such mortgagee or such purchaser further shall not be liable except during that period of time, if any, in which such mortgagee or purchaser and Lessee are in privity of estate.

     In the event that any mortgagee or its successor in title shall succeed to the interest of Lessor, then, Lessee shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its Lessor. Any claim by Lessee under the Lease against the mortgagee or such successor shall be satisfied solely out of the mortgagee's or such successor's interest in the Premises and Lessee shall not seek recovery against or out of any other assets of mortgagee or such successor.

     Notwithstanding the foregoing, any mortgagee may at its election subordinate its Mortgage to this Lease without the consent or approval of Lessee.

     This Section 11.1 shall be self-operative. Lessee agrees to execute and deliver promptly any appropriate certificates or instruments requested by Lessor or any mortgagee to carry out the subordination and attornment agreements contained in this Section 11.1.

     11.2 MODIFICATION, TERMINATION OR CANCELLATION. No assignment of the Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Lessor under this Lease, or to relieve Lessee of any obligations or liability under this Lease, shall be valid unless consented to by Lessor's mortgagees of record, if any. No fixed rent, additional rent, or any other charge shall be paid more than ten (10) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against any mortgagee and Lessee shall be liable for the amount of such payments to such mortgagee.

     11.3 RIGHTS OF HOLDER OF MORTGAGE. No act or failure to act on the part of Lessor which would entitle Lessee under the terms of this Lease, or by law, to be relieved of Lessee's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Lessee shall have first given written notice of Lessor's act or failure to act to Lessor's mortgagees of record, if any, specifying the act or failure to act on the part of Lessor which could or would give basis to Lessee's rights; and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 11.3 shall be deemed to impose any obligation on any such mortgagees to correct or cure any condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

     11.4 ASSIGNMENT OF RENTS. With reference to any assignment by Lessor of Lessor's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Lessee agrees:

     (a) that the execution thereof by Lessor, and the acceptance thereof by the holder of such mortgage, shall never be treated as an assumption by such holder of any of the obligations of Lessor hereunder, unless such holder shall, by notice sent to Lessee, specifically otherwise elect; and

     (b) that, except as aforesaid, such holder shall be treated as having assumed Lessor's obligations hereunder only upon foreclosure of such holder's mortgage (or the acceptance of a deed in lieu of foreclosure) and the taking of possession of the Premises.

     11.5 IMPLEMENTATION OF ARTICLE XI. Lessee agrees on request of Lessor to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article XI.

     ARTICLE XII - TRADE FIXTURES AND EQUIPMENT. Any trade fixtures or equipment installed in or attached to the Premises and all other property of Lessee which was personal property prior to its installation shall remain the property of Lessee, and Lessee shall, except as otherwise provided herein or by agreement of the parties have the right, to remove its trade fixtures, equipment and property which it may have installed in or attached to the Premises, during the term, or within five days thereafter or within a reasonable time after any accelerated termination thereof; Lessee must promptly repair in a workmanlike manner any damage resulting from such removal, must plug or close in an approved manner any connection to sources of gas, air, water, electricity or heat or to cooling ducts and will do whatever is necessary to leave the Premises undefaced.

     ARTICLE XIII - EMINENT DOMAIN AND DEMOLITION. If the Premises or any part thereof or the whole or any part of the Building are taken for any street or other public use, by action of the City or other authorities, or if the Lessor or the Lessee are entitled to or receive any direct or consequential damages by reason of anything lawfully done in pursuance of any public authority, or if Lessor voluntarily elects to demolish the Building or any part of the Building, except as a consequence of fire or other casualty damage, then this lease and the term shall terminate at the election of the Lessor. Lessor may elect so to terminate this lease even if the entire interest of the Lessor is divested by such a taking. If, as a result of a taking or damage to or destruction of the Premises, the Premises or any part thereof are rendered unfit for use and occupation, the rent shall be abated proportionately according to the nature and extent of the injury sustained by the Premises until the Premises or, in the case of a taking, what may remain thereof, shall have been put in proper condition.

     Except for the Lessor's election voluntarily to demolish the Premises or Building, any election to terminate shall be made by Lessor not later than thirty (30) days after Lessor receives notice of such taking or action or the occurrence of such damage. The Lessor reserves and excepts from this lease all rights to damages resulting from the taking for public use of the Premises or any portion thereof, or right appurtenant thereto, or privilege or easement in, through, or over the same, and by way of confirmation of the foregoing the Lessee hereby grants all rights to such damages previously accrued or accruing during the term to the Lessor, to have and to hold for the

Lessor forever. Solely, in the case of Lessor's election voluntarily to demolish the Premises or Building as stated above in this Article, Lessor must give Lessee at least one (1) year prior termination notice, after which this lease shall terminate and be of no further recourse to either party except as to rights and obligations incurred prior to the termination date.

     No award for any partial or entire taking of the Premises shall be apportioned. Lessor shall receive (subject to the rights of mortgagees of Lessor) and Lessee hereby assigns to Lessor any award which may be made and any other proceeds in connection with such taking, together with all rights of Lessee to such award or proceeds, including, without limitation, any award or compensation for the value of all or any part of the leasehold estate of Lessee; provided that nothing contained in this Section shall be deemed to give Lessor any interest in or to require Lessee to assign to Lessor any separate award made to Lessee for (i) the taking of Lessee's personal property, or (ii) interruption of or damage to Lessee's business, or (iii) Lessee's moving and relocation costs.

     Article XIV - Fire and Other Damage Subrogation.
     ------------------------------------------------

     A. Fire and Other Damage - If the Building or any part thereof is partially damaged by fire or other casualty such that the Premises and the Building are not rendered substantially untenantable and Lessee is able to remain open for business, the damage thereto (except for damage to the Premise's interior finish and build-out and to Lessee's fixtures, property and equipment, for which Lessee shall be responsible) shall be restored by and at the expense of Lessor, and until such restoration shall be made, if the Premises are rendered substantially unfit for its use and purpose, the rent and other charges shall be subject to an abatement to the extent fair and equitable, except if such casualty was a result of the willful fault or negligence of Lessee, in which event there shall be no abatement of rent. Such restoration shall be made promptly by Lessor subject to delay which may arise by reason of adjustment of insurance, and for reasonable delay on account of "labor troubles" or any other cause beyond Lessor's control (excluding financial inability). Lessor shall not be liable for any inconvenience or annoyance to Lessee or for injury to the business of Lessee resulting from such excused delays.

     If the Building or the Premises is substantially damaged so as to be substantially untenantable by fire or other casualty, the rent and other charges shall be subject to an abatement to the extent fair and equitable as of the date of the fire or casualty, and continuing until Lessor completes its restoration obligations hereunder or until the term expires hereunder, except if such casualty was a result of the willful fault or negligence of Lessee, in which event there shall be no abatement of rent, and the Lessor shall promptly restore the same (excluding Lessee's interior finish and build-out and Lessee's fixtures, property, and equipment), unless Lessor decides not to restore, in which event the Lessor may, within sixty (60) days, after such fire or other cause, give Lessee a notice in writing of such decision and thereupon the term shall expire upon the thirtieth (30th) days after such notice is given, and the Lessee shall vacate the Premises and surrender the same to the Lessor. If the Building (excluding Lessee Improvements and Lessee's fixtures, property and equipment) is not in fact restored by Lessor within six (6) months after the fire or other casualty, the Lessee may terminate this Lease by written notice to Lessor within thirty (30) days after the end of the said six (6) month period.

     The provisions of this Article XIV shall govern in the case of damage or destruction of the Building or any part thereof and restoration thereof due to a fire or casualty notwithstanding any inconsistent provisions of this Lease.

     Notwithstanding anything to the contrary contained in this Article XIV, the provisions hereof shall be subject and subordinate to the rights of institutions holding mortgages on the Building including the rights contained in any of Lessor's mortgage financing documents affecting the Building.

     B. Waiver of Subrogation - Lessor and Lessee hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, and irrespective of whether the releasor carries property insurance. Lessor and Lessee each agree that it will require its insurance carriers to include in its policies, whether or not such policies are required hereunder, a clause or endorsement to the effect that any such release shall not adversely affect said policies or prejudice the right of releasor to recover thereunder. If extra cost shall be charged, each party will bear the amount of its extra cost.

     ARTICLE XV - DEFAULT AND BANKRUPTCY. The following shall constitute a default by Lessee under this Lease:

     (a) The Lessee shall fail to make any payment or any installment of rent or other sum herein specified and such failure shall continue for seven (7) days after written notice thereof; or

     (b) The Lessee shall fail to observe or perform any other of the Lessee's covenants, agreements or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof or, if such default shall reasonably require longer than thirty (30) days to cure, shall not within said period commence and diligently proceed to cure such default within sixty (60) days or sooner if practicable; or

     (c) Lessee becomes insolvent or fails to pay its debts as they fall due; or if Lessee makes any trust mortgage or assignment for the benefit of creditors; or if Lessee proposes any composition, arrangement, reorganization or recapitalization with creditors; or if Lessee's leasehold hereunder or any substantial part of the property of Lessee is taken on execution or other process of law or is attached or subjected to any other involuntary encumbrance; or if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Lessee, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Lessee, and, in any case, if such appointment or taking of possession is not terminated within thirty (30) days after it first occurs; or if a petition is filed by or with the consent of Lessee under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors; or if a petition is filed against Lessee under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within thirty (30) days thereafter, or if Lessee dissolves or is dissolved or liquidated or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation.

     In the event of a default, whether or not the Term shall have begun, Lessor may immediately, or at any time while such default exists and without further notice, terminate this Lease by notice to Lessee and this Lease shall come to an end on the date specified in such notice as fully and completely as if such date were the date herein originally fixed for the expiration of the Term, and Lessee will then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided.

     The preceding notwithstanding, any notice required to be given by Lessor for any failure of Lessee to pay rent or other sums (prior to said failure being deemed an actionable default) shall be deemed satisfied by the serving by Lessor on Lessee at the Premises of a "notice to quit" so long as the same provides Lessee with the right to cure within at least seven (7) days of service.

     ARTICLE XVI - LESSOR'S DEFAULT. Lessor shall not be deemed to be in default unless such default remains uncured for more than thirty (30) days following written notice from Lessee specifying the nature of such default, or such longer period as may be reasonably required to correct such default. Lessee hereby agrees that any judgement, decree or award obtained against the Lessor which is related to this lease, the Premises or the Lessee's use or occupancy of the Premises or the building, whether at law or in equity, shall be satisfied out of the Lessor's equity in the land and building, and further agrees to look only to such assets and to no other assets of the Lessor for satisfaction. Lessor's liability for maintenance and repair shall always be limited to the cost of making such repair or accomplishing such maintenance or repair. In no event shall Lessor be liable for consequential or any indirect damages. The provisions of this Section are subject to the provisions of Articles XIII and XIV dealing with eminent domain and fire and other casualty.

     ARTICLE XVII - LESSOR'S REMEDIES. If this lease is terminated as provided in Article XV, Lessee shall forthwith pay to Lessor all sums which were due prior to the date of such termination and Lessee shall pay on the days originally fixed herein for the payment thereof amounts equal to the several installments of rent, adjusted rent, additional rent and any and all other charges as they would have become due if this lease had not been terminated.

     As a second alternative, at the election of Lessor, Lessee will, at the time of such termination, pay to Lessor, as liquidated damages, the amount of the excess, if any, of the present value at the time of termination of the total rent and other benefits which would have accrued to Lessor under this lease over and above the fair market rental value (in advance) of the Premises for the balance of the term. For the purpose of this paragraph, the total rent shall be computed by assuming that Lessee's Share of real estate taxes and other charges would be the amount thereof (if any) for the immediately preceding year of the term.

     As a third alternative, upon any such termination, at Lessor's election, Lessor shall have the right to declare all installments of rent, additional rent and other charges payable hereunder for the next one (1) full year to be immediately due and payable as liquidated damages and not as a penalty.

     In addition to the foregoing (and whether or not the Lease is terminated upon a default), Lessee agrees (i) to indemnify and save Lessor harmless from and against all expenses together with interest at the rate of 1.5% per month which Lessor may incur in collecting such amount or in obtaining possession of, or in re-letting the Premises, or in defending any action arising as a result of or in connection with a default, including, without limitation, legal expenses, attorneys' fees, brokerage fees, and the cost of putting the Premises in good order or preparing the same for rental; (ii) that Lessor may re-let the Premises or any part or parts thereof, either in the name of Lessor or otherwise for a term or terms which may, at Lessor's option, be less than or exceed the period which would otherwise have constituted the balance of the term and may grant concessions or free rent for a reasonable time. The failure of Lessor to re-let the Premises or any part thereof shall not release or affect Lessee's liability for damage. Any suit brought to collect the amount of deficiency for any month shall not prejudice the right of Lessor to collect the deficiency for any subsequent month by a similar proceeding. Lessor may make such alterations, repairs, replacements and decorations on the Premises which in Lessor's sole judgement are advisable or necessary for the purpose of re-letting the Premises, and the making of such alterations or decorations shall not release Lessee from any liability. In the event the Premises are re-let by Lessor, Lessee shall be entitled to a credit in the net amount of rent received by Lessor, after deduction of all expenses incurred in connection with Lessee's default, re-letting the Premises and in collecting the rent, except in the event Lessor has chosen the second or third alternative as a remedy in which event Lessee shall not be entitled to any credit.

     Lessee further agrees that, if on the Expiration Date or other termination date, Lessee does not surrender the Premises or fails to remove any of its property from the Premises and Lessor obtains an order of eviction then Lessor may enter the Premises for the purpose of removing Lessee's goods and effects, without prejudice to any other remedies, and Lessor may remove and store such goods and effects at Lessee's expense, Lessee hereby granting Lessor an irrevocable power of attorney to accomplish same.

     ARTICLE XVIII - LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS. Lessee agrees that, if it fails to make any payment or perform any other act as required in this lease, Lessor, in its sole discretion, may make any payment or perform any other act on the part of the Lessee in such manner and to such extent as Lessor may reasonably deem desirable including paying necessary and incidental costs and reasonable attorneys' fees. The making of any such payment or the performing of any other act by the Lessor shall not waive, or release the Lessee from its obligations. All amounts so paid by Lessor shall be payable to Lessor on demand, with interest thereon at a rate of one and one-half percent (1-1/2%) per month, and Lessee covenants to pay such amount promptly. In addition, Lessor shall have all the rights and remedies provided for in Article XVII or elsewhere in this lease.

     ARTICLE XIX - BROKER. Lessor and Lessee each warrant and represent that it has not negotiated with any broker (other than Kevin Brown of Peter Elliot Company) in connection with this lease and each party agrees to indemnify and hold the other party harmless if such warranty or representation is untrue.

     ARTICLE XX - QUIET ENJOYMENT. Upon Lessee's observing and performing all of the terms, covenants and conditions in this lease, Lessee shall peaceably and quietly have and hold, the Premises, without hindrance or molestation by any person or persons lawfully claiming by, through or under Lessor, subject to the terms of this lease.

     ARTICLE XXI - NOTICES. Any notice from the Lessor to the Lessee relating to the Premises or to the occupancy thereof, shall be in writing (except as otherwise may be permitted in this lease) and shall be deemed duly served if delivered to the Premises by a recognized delivery service or constable utilizing a return receipt or return of service addressed to the Lessee; or if mailed to the Premises, or to such other address as the Lessee may from time to time advise in writing, by registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessee. Prior to the Commencement Date, all notices to Lessee shall be delivered or sent to Lessee at its address stated in the first paragraph of this lease. Any notice from the Lessee to the Lessor relating to the Premises or to the occupancy thereof, shall be in writing and shall be deemed duly served, if delivered to Lessor by a recognized delivery service utilizing a return receipt or mailed to the Lessor by registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessor at such address as the Lessor may from time to time advise in writing. All notices to Lessor, unless otherwise directed in writing by Lessor, shall be delivered or sent to the Lessor at:

                        c/o Berkeley Investments, Inc.
                        101 Federal Street
                        Boston, Massachusetts 02110
                        Attention: Mr. Peter Merrigan.

     With a copy to:

                        Harold Brown, President and CEO
                        The Hamilton Company
                        39 Brighton Ave

     ARTICLE XXII - ENTIRE AGREEMENT. This lease sets forth the entire agreement between the parties and cannot be modified or amended except in writing duly executed by the respective parties.

     ARTICLE XXIII - PARTIAL INVALIDITY. The invalidity of one or more phrases, sentences, clauses or articles shall not affect the remaining portions of this lease, and if any part of this lease should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this lease shall be construed as if such invalid phrases, sentences, clauses or articles had not been inserted.

     ARTICLE XXIV - HOLDOVER. If the Lessee remains on the Premises beyond the expiration or earlier termination of this lease, such holding over shall not be deemed to create any tenancy at will, but the Lessee shall be a Lessee at sufferance only, at a daily rate equal to three (3) times the rent and other charges for the last year under this lease and also for all additional rent otherwise due and payable and all damages sustained by Landlord on account of such holding over. The provisions of this Section shall not operate as a waiver of any right of reentry provided in this Lease. However, all other conditions of this lease to be performed by Lessee shall continue in force.

     ARTICLE XXV - NON-WAIVER PROVISION. No assent or waiver, express or implied, by the Lessor to the breach of any provision of this lease, and no waiver, express or implied, of any such agreement or condition shall be deemed to be a waiver of or assent to any succeeding breach. The acceptance by the Lessor of rent or other payment or silence by the Lessor as to any breach shall not be construed as waiving any of the Lessor's rights. No payment by the Lessee or acceptance by the Lessor of a lesser amount than is due the Lessor from the Lessee shall be deemed to be anything but payment on account, and the acceptance by the Lessor of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and the Lessor may accept said check without prejudice to recover the balance due or pursue any other remedy.

     ARTICLE XXVI - PERSONS AND PROPERTY BOUND. The word "Lessor" shall comprehend and bind the Lessor, and its heirs, legal representatives, successors and assigns and the word "Lessee" shall comprehend and bind the Lessee, its heirs, legal representatives, successors and assigns, or those in any manner claiming through or under said Lessee. Lessee hereby agrees for himself and each succeeding holder of the Lessee's interest, or any portion thereof, that any judgement, decree or award obtained against the Lessor or any succeeding owner of the Lessor's interest, which is related to this lease, the Premises or the Lessee's use or occupancy of the Premises or the Building, whether at law or in equity, shall be satisfied out of the Lessor's equity in the land and Building, and further agrees to look only to such assets and to no other assets of the Lessor for satisfaction.

     ARTICLE XXVII - COUNTERPARTS AND HEADNOTES. This lease is executed in duplicate, both copies of which are identical, and either one of which is to be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of the other copy. The headnotes throughout this lease and the coversheet are for convenience or reference only, and shall in no way be held or deemed to define, limit, explain, describe, modify or add to the interpretation, construction or meaning of any provision of this lease.

     ARTICLE XXVIII - NO OFFER TO LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document shall become effective and binding only upon the execution and delivery hereof by Lessor and by Lessee, and until such execution and delivery, Lessor shall not in any way be bound to enter into a lease with Lessee for the Premises.

     ARTICLE XXIX - NO RECORDING. This lease shall not be recorded.

     ARTICLE XXX - ADDENDA. The Addenda attached hereto numbered 1 through 4 are attached and incorporated herein by reference.

     ARTICLE XXXI - TRUSTEE AS LESSOR. If the Lessor is a trust or a trustee or trustees, it is agreed that no trustee nor any beneficiary under any agreement or declaration of trust under which said trust exists or by virtue of which such trustees act, shall be personally liable under any of the covenants or agreements of the parties expressed herein or implied hereunder, or otherwise because of anything arising from or connected with the use and occupation of the demised Premises by the Lessee, and the parties agree that any and all claims arising or accruing to them hereunder shall be enforced and satisfied only against the assets and property of said trust and not in any case against said trustees or any of them or their successors in trust individually.

     ARTICLE XXXII - AUTHORITY. If Lessee is a corporation, each person executing this Lease on behalf of the Lessee hereby covenants, represents and warrants that Lessee is a duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the Commonwealth of Massachusetts (a copy of evidence thereof to be supplied to Lessor upon request); and that each person executing this Lease on behalf of Lessee is an officer of Lessee and that he or she is duly authorized to execute, acknowledge and deliver this Lease to Lessor (a copy of a resolution to that effect to be supplied to Lessor upon request).

EXECUTED AS A SEALED INSTRUMENT THIS______________ DAY OF ________________,199_.

LESSOR: LANDMAN OMNIBUS VII LIMITED PARTNERSHIP
BY: LANDMAN VII CORPORATION, ITS GENERAL PARTNER



BY:
   ------------------------------------------

ADDRESS: 39 Brighton Avenue, Boston, MA 02134

LESSEE: FIRST NEW ENGLAND DENTAL CENTERS, INC.



BY: /s/ Jerald Robbins
   ------------------------------------------

ADDRESS: 170 Commonwealth Avenue, Boston, MA

ADDENDUM #1: RULES AND REGULATIONS
----------------------------------

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Lessee or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Lessor. There shall not be used in any space, or in the public hall of the building, either by a Lessee or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If the Premises are situated on the ground floor of the Building, Lessee thereof shall further, at Lessee's expense, keep the sidewalks and curb in front of said Premise clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No Lessee shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Lessor.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Lessee on any part of the outside of the Premises or the Building or on the inside of the Premises if the same is visible from the outside of the Premises without the prior written consent of Lessor, except that the name of Lessee may appear on the entrance door of the Premises. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to Lessee or Lessees violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Lessee by Lessor at the expense of such Lessee, and shall be of a size, color and style acceptable to Lessor.

     6. Except with prior written consent of Lessor and as Lessor may direct, no Lessee shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part or cut or string wires, lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. Except with the prior written consent of Lessor, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Lessee, nor shall any changes be made in existing locks or mechanism thereof. If requested, Lessee shall provide Lessor with a copy of a key for all new locks or bolts. Each Lessee shall, upon the termination of his tenancy, restore to Lessor all keys either furnished to or otherwise procured by, such Lessee. In the event of the loss of any keys furnished to Lessee, Lessee shall pay to Lessor the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the service entrances and corridors or in an alternative way approved by Lessor and only during hours and in a manner approved by Lessor.

     9. Canvassing, soliciting and peddling in the Building is prohibited and each Lessee shall cooperate to prevent the same. -

     10. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

     11. Except for those items necessary for the cleaning and maintenance of Lessee's business, including office supplies, which shall be properly stored to minimize the risk of fire and explosion, Lessee shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other process, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

ADDENDUM #2; HAZARDOUS SUBSTANCES
---------------------------------

As used herein, the following definitions shall apply:

1. "Hazardous Substance" means any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant under any federal state or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decision, now or hereafter in effect.

2. "Hazardous Substance on the Premises" means any hazardous substance present in, on, near or emanating from the Premises or at the surface or below the surface thereof. As used in this Addendum, the term "Premises" includes, in addition to the leased Premises, the building(s) and grounds of which it is a part.

3. "Applicable Law" shall mean all federal, state and local statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in future to the Premises or any portion thereof or to any activity which shall take place thereon.

Lessee shall not generate, store, release, dispose of or otherwise handle any Hazardous Substance on the Premises; moreover, Lessee shall not take any action, conduct any activity or fail to take any action which causes contributes, or is likely to cause or contribute to, a threat of release of any Hazardous Substance on the Premises.

Lessee furthermore shall not install or cause to be installed any chemical, oil or gasoline storage tanks(s) on, under or around the Premises and it shall not install or cause to be installed on, around or under the Premises any transformers or other equipment which contain PCBs or other Hazardous Substances.

Lessee shall defend, indemnify and hold harmless Lessor and any mortgagee of the Premises from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, and clean-up costs, resulting from the presence of, release of, or threat of release of, any Hazardous Substance on the Premises, or arising from the action or inaction of Lessee, its employees, invitees, contractors, and agents, or arising out of the generation, storage, treatment, handling, transportation, disposal or release (or threat of release) by Lessee its employees, invitees, contractors and agents of any Hazardous Substance at or near the Premises, or arising out of any violation(s) by the same of any Applicable Law regarding Hazardous Substances.

Lessee shall remove, clean-up and remedy any Hazardous Substance on the Premises, or any threat of release of Hazardous Substance on the Premises to the extent required by Applicable Law, and Lessee shall be obligated to continue to pay Base Rental, Additional Rents and other sums due under the Lease until such removal, clean-up or remedy is completed in accordance with Applicable Laws, whether or not the term of this Lease shall terminate or expire. Lessee hereby grants Lessor the right to inspect the Premises throughout the term of this Lease, to determine that Lessee is in compliance with Applicable Laws and Lessee agrees to provide Lessor with all information necessary to ascertain that Lessee is in compliance with Applicable Laws.

Lessee shall comply with all provisions of Massachusetts General Laws Chapter 21E, the Massachusetts Oil and Hazardous Material Release Prevention Act (the "Act"), and in that regard shall comply with all "operator" obligations therein including the reporting and requirements of Section 7 thereof.

Any release or threat of release of any Hazardous Substance on the Premises arising from the action or inaction of Lessee, its employees, invitees, contractors, or agents, any breach by Lessee of its obligations under this Addendum, or any violation by Lessee of the provisions of the Act shall constitute a default by Lessee under the Lease. In the event of such a default, notwithstanding the provisions of Paragraph 21, Lessor shall have the additional right, but not the obligation, to take any action or perform any act required by this Addendum of the Lessee to such extent and in such manner as Lessor deems appropriate, including paying necessary costs, fees and attorneys' fees. The making of any such payment or the performing of any such act by the Lessor shall not waive or release the Lessee from its obligations and agreements hereunder. All amounts so paid by Lessor shall be immediately due and payable by Lessee to Lessor on demand, as additional rent with interest thereon at the rate of three percent over the prime rate of interest announced from time to time by the First National Bank of Boston.

Lessor, in addition and not in limitation of its rights in the preceding paragraph, shall have the right to enforce Lessee's obligations under this Addendum by taking legal action seeking among other things, injunctive relief.

ADDENDUM # 3: LESSEE'S OPTION TO TERMINATE DURING ORIGINAL TERM
---------------------------------------------------------------

During the Original Term only, Lessee shall have one option to terminate the Lease prior to the Expiration Date on the last day of the thirty-sixth (36th) full month of the Lease Term. Lessee's such option as provided in this Addendum #3 is further subject to the following (which terms shall be deemed of the essence and are to be strictly construed);

(1) Lessee's election to terminate shall be properly tendered only when received in accordance with the following:

(a) Lessee shall deliver to Lessor and Lessor must receive from Lessee at least six (6) months written notice of its intention to terminate the Lease. Notwithstanding the foregoing, notice shall not be effective other than the last day of a calendar month ("Date of Cancellation").

(2) Lessee shall not be in material default beyond any applicable periods of cure at anytime prior to the exercise of this option to terminate, and shall not be in material default at the exercise hereof.

(3) Lessee shall cure any material default under the Lease existing on the Date of Cancellation and Lessee's obligation to cure any default within the period of time specified in the Lease shall survive the Date of Cancellation. In the event Lessee shall not have cured any defaults within the applicable cure period, this option to terminate shall be deemed canceled. Provided that the termination of the Lease shall be perfected according to the terms hereof, Lessee shall surrender possession of the Premises to Lessor in accordance with the provisions of the Lease free of all subtenants, if any, as if the Date of Cancellation were the Expiration Date of the Lease and any and all of Lessee's obligations under the Lease which are deemed to accrue after the Date of Cancellation shall cease as of the Date of Cancellation. Lessee shall be liable for all obligations which shall have accrued or which shall have been deemed to exist prior to the Date of Cancellation, including but not limited to the covenants to indemnify Lessor and the obligation to pay prorated real estate taxes and the provisions hereof shall survive the termination of the Lease.

In addition to any other monies due to Lessor, Lessee shall tender to Lessor along with the Notice of Cancellation an amount equal to the sum of (i) the unamortized value as of the Date of Cancellation of the leasehold improvements performed by Lessor in accordance with Addendum #4, and (ii) the unamortized value of any and all brokerage commissions incurred by Lessor in connection with this lease (collectively, "Improvement Buy-out"). In determining the Improvement Buy-out to be payable hereunder, the value of Lessor's Improvements and the brokerage commission shall be amortized over a sixty (60) month period.

ADDENDUM #4: LESSOR'S IMPROVEMENTS - CAP ON COST
-------------------------------------------------

Prior to the Commencement Date, Lessor shall make renovations and improvements to the Premises ("Landlord's Work"), at Lessor's expense unless otherwise agreed and shall be made using materials of a similar grade and quality as used by Lessor throughout the Building..

Landlord's Work shall be performed in accordance with a plan (the "Plan") to be supplied by Lessee which has been approved by each party as evidenced by its initialing thereof. As so initialed, the Plan is incorporated herein by reference.

Lessor shall be responsible for the cost of the Landlord's Work up to a maximum amount of $40,250.00. If the cost of the Landlord's Work is to exceed $40,250.00 then Lessor shall obtain Lessee's prior approval for incurring such costs in excess thereof, whereupon Lessee shall be responsible for paying the cost thereof in excess of said $40,250.00. Lessee shall pay such excess cost to Lessor as it is incurred within fifteen (15) days of Lessor's bill therefor to Lessee, which bill shall provide reasonable documentation of such excess costs. In the event that Lessee fails to approve the expenditure of costs in excess of $40,250.00 within three (3) days of Lessor's written request, then Lessor shall have no obligation to perform any Landlord's Work the cost of which is in excess of $40,250.00, and upon incurring said $40,250.00 amount for Landlord's Work, Lessor shall be deemed to have fulfilled its obligations hereunder to perform and complete Landlord's Work.

In the case of any delay in connection with the improvements and renovations, the Commencement Date shall be extended as provided in Article 3 herein for the period of such delays as provided in Article 3 herein unless Lessor and Lessee agree that Lessee can occupy the Premises prior to substantial completion at a rent to be agreed upon. Provided, however, in such event, Lessee shall not use the Premises in such manner as will increase the cost of completion and agrees that it shall pay Lessor an amount equal to 1/365th of the Minimum Rent for any delay caused by Lessee or anyone employed by it, for each day of such delay. Under no circumstances whatsoever shall Lessor be liable to Lessee for any indirect or consequential damage caused by such delay.

Aside from those improvements specifically enumerated above, Lessee accepts Premises "as is".

                             SECRETARY'S CERTIFICATE
                             -----------------------

     I, Joshua J. Vernaglia, Secretary of First New England Dental Centers, Inc. hereby certify that the Corporation is authorized as Lessee, to enter into a Lease with Landman Omnibus VII Limited Partnership, as Lessor, for approximately 3,500 square feet of second (2nd) floor space, at 85 Devonshire Street, Boston, Massachusetts 02109, with said Lease to be for a term of five
(5) years at a rent of $63,000.00 for the first year, as adjusted by the terms of this Lease, a copy of which Lease is hereby attached and made a part hereof.

     I further certify that Jerald Robbins, President of the Coporation, has authority to execute and deliver to the Lessor the Lease on behalf of the Corporation upon the above terms.

     WITNESS my hands and seal of the Corporation, this 1st day of April, 1996.


                                                       /s/ Joshua J. Vernaglia
                                                       -----------------------
                                                                 , Secretary



                                                                [Corporate Seal]
                                                          (Affix Corporate Seal)

                                   EXHIBIT 1

             SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

     THIS AGREEMENT, dated as of ___________, 1996, is made by and between Fleet National Bank of Massachusetts (formerly known as Shawmut Bank, N.A.), a national banking association, for itself and as Agent for other banks (hereinafter called "Mortgagee"), and First New England Dental Centers, Inc., a New Jersey corporation with a principal place of business at 170 Commonwealth Avenue, Boston, MA (hereinafter called Tenant").

                                   WITNESSETH:

        (a) WHEREAS Tenant has entered into a certain lease dated ____________ (together with all amendments thereto and modifications thereof, hereinafter called the "Lease") with Landman Omnibus VII Limited Partnership, a Massachusetts Limited Partnership (hereinafter called "Landlord") covering premises located within the building having an address of 85 Devonshire and 262-268 Washington Streets in Boston, Massachusetts (the "Property"); and

        (b) WHEREAS Mortgagee has made a mortgage loan to Landlord, secured by a Mortgage and Security Agreement encumbering, INTER ALIA, Landlord's interest in such premises and the land on which it is situated

     NOW THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows: -

     1. Tenant agrees that the Lease is and shall be subject and subordinate to said Mortgage and Security Agreement and to all renewals, modifications, consolidations, replacements, increases and extensions thereof (the "Mortgage"), to the full extent of the principal sum from time to time secured thereby, all interest and charges thereon, and all payments relating to the Property, said subordination to be with the same effect as though the Mortgage (including any such renewals, modifications, consolidations, replacements, increases and extensions) had been executed, acknowledged, delivered and recorded, and value secured thereby given, prior to the execution and delivery of the Lease and the recording thereof or of any notice thereof. If and to the extent that the Lease shall entitle Tenant to notice of any mortgage, this Agreement shall constitute notice to Tenant with respect to the Mortgage. Tenant agrees that from and after the date that Mortgagee, its successors or assigns, or a court-appointed receiver or trustee or a bona fide third-party purchaser shall have obtained fee title to the Property pursuant to a foreclosure action or sale, deed-in-lieu of foreclosure or similar proceeding incident to the Mortgage, any provision in the Lease providing Tenant with an option to purchase the property or any part thereof, or with a right of first refusal to purchase the Property or any part thereof, shall be of no further force and effect and shall automatically terminate as of such date and, notwithstanding any provision of this Agreement or the Lease to the contrary, no such provision shall be binding upon the Mortgagee or its successors and assigns or such receiver, trustee or purchaser. Without limiting the generality of the foregoing, no such provision shall apply to a sale of the Property or any portion thereof at foreclosure or incident to a deed-in-lieu of foreclosure or similar proceeding.

     2. Tenant agrees that it will attorn to and recognize Mortgagee, any other purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Property by deed-in-lieu of foreclosure, and their respective successors and assigns (Mortgage, any such other purchaser or transferee, and their receptive successors and assigns being referred to herein collectively as the "Successors"), as Landlord under and for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth therein.

     3. Mortgagee agrees that in the event the Mortgagee forecloses the Mortgage, Mortgagee will not terminate the Lease nor join Tenant in summary or foreclosure proceedings nor in any way disturb Tenant's quiet enjoyment of its premises so long as no default has occurred with respect to which any applicable grace period has expired in the payment or performance by Tenant of any of its obligation under the terms, covenants or conditions of the Lease.

     4. Tenant agrees that in the event any Successor succeeds to the interest of Landlord under the Lease, such Successor shall not be:

          (a) liable for any act or omission of any prior landlord (including Landlord) or any successor landlord; or

          (b) liable for the return of any security deposit; or

          (c) subject to any offsets or defenses under the Lease or otherwise which Tenant might have arising in connection with any act or omission of any prior landlord (including Landlord); or

          (d) bound by any rent or additional rent which Tenant might have prepaid for more than the then current month under the Lease to any prior landlord (including Landlord); or

          (e) bound by any amendment or modification of the Lease made without its consent; or

          (f) bound by any consent by any landlord under the Lease to any assignment or sublease of the tenant's interest in the Lease made without also obtaining such Successor's prior written consent; or

          (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as landlord, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against such Successor's interest in the Property; or

          (h) liable for breach of any representation or warranty made by any landlord or for any indemnification obligation of the landlord under the Lease.

     5. Tenant agrees to send to Mortgagee a copy of any notice of default given to Landlord at the same time as such notice is given to Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default including but not limited to, commencement of foreclosure proceedings if necessary to effect such cure, in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

     6. Any notice, consent or other communication, pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall be deemed given three days after it is so mailed or one business day after it is delivered to such overnight carrier (as the case may be) provided it is addressed as follows:

         If to Mortgagee:  Fleet National Bank of Massachusetts
                           (formerly known as Shawmut Bank, N.A.)
                           c/o Fleet National Bank
                           111 Westminster Street, Suite 800
                           Providence, Rhode Island 02903
                           Attn: Real Estate Division

         with copy to:     Goulston & Storrs, P.C.
                           400 Atlantic Avenue
                           Boston, MA 02110
                           Attn: Jordan P. Krasnow, Esq.

         If to Tenant:     First New England Dental Centers, Inc.
                           85 Devonshire Streets
                           Boston, Massachusetts 02111

     or to such other address as shall from time to time have been designated by written notice by such party to the other party as herein provided.

     7. Tenant consents to the assignment to Mortgagee of Landlord's interest in and to the rents payable by Tenant under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed these presents, which shall be binding upon and inure to the benefit of their respective successors and assigns, as of the day and year first above written.

TENANT: FIRST NEW ENGLAND DENTAL CENTERS, INC.


     BY: /s/ Jerald Robbins
         ------------------

MORTGAGEE: FLEET NATIONAL BANK OF MASSACHUSETTS
          (formerly known as Shawmut Bank, N.A.)

By:
   ------------------------
   Name:
      Title:

STATE OF RHODE ISLAND                                 )
                                                      ) SS.
COUNTY OF                                             )

     On this _________ day of ________,1996, personally appeared before me ___________ to me personally known, who, being by me duly sworn, did say that he is the ________________ of Fleet National Bank of Massachusetts (formerly known as Shawmut Bank, N.A.) and such officer acknowledged the foregoing to be his free act and deed and the free act and deed of Fleet National Bank of Massachusetts.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                                     ----------------------
                                                     Notary Public
                                                     My Commission Expires:

COMMONWEALTH OF MASSACHUSETTS     )
                                  )SS.
COUNTY OF                         )

     On this ___________day of ___________, 1996, personally appeared before me ________________ to me personally known, who, being by me duly sworn, did say that he is the ___________________ of First New England Dental Centers, Inc. and such officer acknowledged the foregoing to be his free act and deed and the free act and deed of First New England Dental Centers, Inc.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                                     ----------------------
                                                     Notary Public
                                                     My Commission Expires:

                 AGREEMENT TO VACATE AND AGREEMENT FOR JUDGMENT

Agreement entered into this day of October, 1996 by and between 85 Devonshire Street, L.L.C. ("Landlord"), a Massachusetts Limited Liability Company and First New England Dental Centers, Inc., a Massachusetts corporation with its principal place of business at 85 Devonshire Street Boston, Massachusetts ("Tenant").

Whereas, Landlord is the owner of those buildings known as 85 Devonshire Street and 258 and 262 Washington Street in Boston, Massachusetts ("Premises");

Whereas, the Tenant presently occupies a portion of the Premises commonly known as Suites 601 and 602 thereof and uses the same for office and business operations of the Tenant;

Whereas, the tenancy agreement which the Tenant had with respect to Suite 601 of the Premises expired on September 30, 1996, and the Tenant never had and does not now have any right to occupy or use that portion of the Premises known as Suite 601 at 262 Washington Street;

Whereas, the Tenant has no right of any nature to continue to use and occupy any part or portion of the Premises, and the Landlord is entitled to possession of Suites 601 and 602 at this time;

Whereas, the Landlord has previously advised the Tenant in writing that the Landlord requires the Tenant to vacate all portions of the Premises presently occupied by the Tenant prior to October 1, 1996, and that the Landlord will take all necessary and appropriate legal action to obtain possession of the same;

Whereas, the Tenant has requested that it be permitted to remain in said Suites 601 and 602 until October 31, 1996 at 5:00 p.m.;

Whereas, the parties executed on October 1, 1996 a Letter Agreement detailing and outlining the terms and conditions upon which the Landlord would allow the Tenant to continue to use and occupy Suite 601 and 602 (said Letter Agreement being attached hereto as Exhibit A and being made a part hereof); and

Whereas, as part of that Letter Agreement the parties have agreed to enter into a comprehensive agreement encompassing all of their respective duties, rights and obligations with respect to the use and occupancy of the Premises by the Landlord.

Now therefore, the parties hereto covenant and agree as follows;

     1. No later than 5:00 p.m. on October 31, 1996 the Tenant shall deliver and surrender to the Landlord possession of all suites, units and portions of the Premises now used and occupied by, or previously used and occupied by the Tenant at the Premises. Said Premises shall be in the same state and condition as they were at the time the Tenant first took possession thereof. No later than such time the Tenant shall remove all of its property, belongings, books, records, and the like. Any such items remaining on the Premises after 5:00 p.m. on October 31, 1996 shall be deemed abandoned by the Tenant, and shall become the property of the Landlord.

     2. In the event that the Tenant does not vacate all suites, units and portions of the Premises and surrender possession of the same to the Landlord in accordance with the immediately preceding numbered paragraph, then the Landlord shall have the immediate and absolute right, without further notice to the Tenant, to take any and all of the following actions:


          a. File with the appropriate court a Summary Process action with the requested relief thereof being that a Judgement issue whereby the Landlord is immediately granted sole and exclusive use and possession of that portion of the Premises occupied by the

               Tenant, and that an Execution be issued forthwith. The Tenant waives any right to appeal from, or object to the issuance thereof.

          b. Have the right to use self help and any means available to it to immediately obtain and take use and possession of that portion of the Premises occupied by the Tenant, without need of filing any pleading. Summary Process action or any other action in any court.


     3. The Tenant shall pay all of the Landlord's costs, damages, expenses and reasonable attorney's fees incurred in enforcing this Agreement and obtaining possession of the Premises in the event that the Tenant fails to vacate the Premises as called for herein.

     4. For each day or part thereof that the Tenant occupies all or a portion of the Premises beyond 5:00 p.m. on October 31, 1996, the Tenant shall be obligated to pay to the Landlord the sum of $657.00 per day.

     5. By executing the within Agreement, the Tenant consents to the filing of any and all pleadings and documents referred to above, and the taking of all action by the Landlord referred to above. The within Agreement shall be and act as the Tenant's express authorization and consent to the same. The Tenant covenants and agrees that, in consideration of the Landlord permitting the Tenant to remain at the Premises until October 31, 1996, the Tenant shall comply with all the terms hereof, and shall not object to any action which the Landlord takes as set forth above, should the Tenant fail to vacate the Premises as called for herein. In the event the Tenant fails to comply with any or all of the terms of this Agreement the Tenant does hereby grant to the Landlord Power of Attorney on behalf of the Tenant to assent to and agree to any Summary Process or other action which the Landlord may undertake in order to enforce the terms and provisions hereof.

     6. No tenancy shall be or is created by the execution of this Agreement, or by the Landlord allowing the Tenant to continue to occupy the Premises as set forth herein.


This Agreement represents the entire understanding of the parties and is executed by them as their free act and deed. This Agreement shall be binding upon and benefit the heirs, successors and assigns of the parties hereto. In the event of any breach hereof by the Tenant, the Tenant shall be liable to pay to the Landlord all costs, expenses and reasonable legal costs incurred by the Landlord to enforce the Landlord's rights hereunder, and shall be liable to the Landlord for all consequential or compensatory damages which the Landlord may suffer as the result of the Tenant failing to vacate the Premises as called for herein.


85 Devonshire Street, L.L.C.
By: The Cathartes Group, Ltd., Manager

/s/ James B. Goldenberg                      Howard M. Hillman
---------------------------------------      -----------------------------------
James B. Goldenberg                          Witness

First New England Dental Centers, Inc.
By:

/s/ Jerald Robbins
---------------------------------------      -----------------------------------
                                             Witness

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

TO: MetroWest Bank, having an address, 15 Park Street, Framingham, MA 01701 together with its successors and assigns ("Lender")

THIS IS TO CERTIFY THAT:

     The undersigned has been advised that Lender intends to make a loan secured by a first leasehold mortgage on those certain premises commonly known as 85 Devonshire Street, Boston, Suffolk County Massachusetts (the "Property"), in which the undersigned currently occupies 3,500 s.f. of space under a Lease Agreement dated July 10, 1996 (the "Lease") between the undersigned First New England Dental ("Tenant") and LANDMAN OMNIBUS VII LIMITED PARTNERSHIP, ("Landlord"). Incident to Lender's proposed loan and mortgage, and at Lender's request, Tenant hereby certifies as follows:

     1.   Tenant is the holder of the lessee's interest under the Lease.

     2. The Lease is in full force and effect and has not been modified changed, altered, amended or supplemented in any respect (except as may be indicated at the end of this Paragraph 2) and is the only Lease or agreement between Tenant and Landlord affecting said Premises. Tenant will not enter into any material modifications of the Lease without the prior written consent of Lender. If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     3. The term of the Lease is currently scheduled to expire on May 31, 2001. If there are any rights of extension or renewal remaining under the terms of the Lease, the same has not, as of the date of this Tenant Estoppel Certificate, been exercised.

     4. Tenant has made no agreements with Landlord or its agents or employees concerning, and has no right to, free rent, partial rent, rebate of rental payments or any other type of rental concession (except as may be indicated at the end of this Paragraph 4). If none state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     5. Tenant is current in payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid in full for the period ending July, 1996. The monthly minimum (i.e. fixed) rent is $5,250. No rent or other sum payable under the Lease is being paid in arrears. No rent or other sum payable under the Lease has been paid in advance of the due date thereof except for six months prepaid rent of $31,500.00 which was paid upon possession of the premises and of which $21,000.00 remains, and Tenant hereby agrees with Lender that it shall not pay any minimum rent or any other sum due or to be paid under the Lease more than thirty (30) days in advance of the due date hereof.

     6. Tenant, as the holder of the lessee's interest under the Lease, is in occupancy of all the premises covered by the Lease, and is actively conducting such business therein and had been conducting its business since June 7, 1996. The conduct of such business falls within the uses stipulated as being permitted under the terms of the Lease.

     7. Should Lender advise Tenant that Landlord is in default in the indebtedness to Lender and request that payment of all future rentals be made directly to Lender, Tenant agrees that it shall make all future rental payments under the Lease directly to Lender until instructed otherwise by Lender.

     8. All of the obligations on the part of Landlord under the Lease, including any obligation for the performance of any construction work, or installation of any equipment, have been carried out, and Tenant has no claim or knowledge of any claim against the holder of Landlord's interest on account of any default or failure of performance under the Lease. Tenant is not in default of any of its obligations to be paid or performed under the Lease. As of the date hereof, Tenant is entitled to no offset or deduction in rent and has no claim or defense to the payment of any obligation under the Lease.

     9. Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $___________ (or if other than cash, describe below). If none, state

                  None.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     10. The Lease contains and Tenant has no outstanding options or rights of first refusal to purchase the premises demised by the Lease or any part thereof or the real property of which such premises are a part.

     11. Tenant understands and acknowledges that (a) Landlord shall execute or has executed an absolute assignment of the Lease and other leases in favor or Lender; (b) notwithstanding said assignment, all rental, additional rental and other payments due under the Lease shall continue to be paid in accordance with the terms of the Lease until and unless Tenant is notified to the contrary in writing by Lender; and (c) the interest of Landlord in the Lease shall be or has been assigned to Lender under the terms provided in said absolute assignment or the mortgage and assignment of rents and leases securing the Loan, and Lender assumes no duty, liability or obligation under the Lease, either by virtue of said absolute assignment, the exercise thereof or by any subsequent receipt or collection of rental, additional rental or any other sums due thereunder.

     12. No actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy or other insolvency laws of the United States or of any state thereof.

     13. This certification is made to induce Lender to make certain fundings, knowing that Lender shall rely upon the truth of this certificate in disbursing said funds.

DO NOT EXECUTE THIS CERTIFICATE UNLESS A TRUE, CORRECT AND COMPLETE COPY OF YOUR LEASE AND ALL AMENDMENTS THERETO ARE ATTACHED. LENDER IS RELYING ON YOUR STATEMENTS AND AGREEMENTS CONTAINED IN THIS CERTIFICATE IN TAKING ACTION RESPECTING A LOAN REQUEST RELATIVE TO THE PROPERTY.


Dated this 24th day of July, 199_.


TENANT:


/s/ Jerald Robbins
----------------------------
By: Jerald Robbins
    ------------------------
Title: President
       ---------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

THIS AGREEMENT is made and entered into as of this _____ day of __________, 1996, by and among MetroWest Bank (the "Lender"), First New England Dental (the "Tenant") and The Cathartes Group (the "Landlord").

     Reference is made to the following facts:

     A. Landlord and Tenant have entered into a lease, dated April 12, 1996, (the "Lease") with respect to the property owned by the Landlord, known as the 85 Devonshire Street located in Boston, Massachusetts, (hereinafter referred to as the "Property" or the "Leased Premises").

     B. On or about _____________, 1996, Landlord entered into and delivered to Lender a Mortgage and Security Agreement (the "Mortgage"), relating to the Property to secure among other things the payment of the indebtedness described in the Mortgage and assignment of rents and leases. The Mortgage and assignment of rents and leases is recorded in the _______________ County Registry of Deeds.

     C. As a condition to making the loan which is secured by the Mortgage and assignment of rents and leases, Lender has required that the Landlord obtain from each Tenant, the within Agreement pursuant to which the Tenant subordinates the Lease to the lien of the Mortgage and assignment of rents and leases and the Tenant attorns to Lender in the event Lender obtains possession of the Property. Tenant has requested that Lender provide Tenant with certain non-disturbance protections on the terms set forth below.

     NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:

     1. SUBORDINATION. Tenant hereby subordinates all of its right, title and interest as lessee under the Lease to the right, title and interest of Lender under the Mortgage and assignment of rents and leases; and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and assignment of rents and leases and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage and assignment of rents and leases.

     After recording, please return to:

     First New England Dental
     85 Devonshire Street
     Boston, Massachusetts 02109

     2. NON-DISTURBANCE. So long as no default exists, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Leased Premises or rights under the Lease be interfered with in any foreclosure or other action or proceeding in the nature of foreclosure instituted under or in connection with the Mortgage and assignment of rents and leases or in case Lender takes possession of the Property pursuant to any provisions of the Mortgage and assignment of rents and leases, unless the Landlord would have had such right to interfere if the Mortgage and assignment of rents and leases had not been made, except that Lender and the person or entity acquiring the interest of the Landlord as a result of any such action or proceeding or deed in lieu of any such action or proceeding (the "Purchaser") shall not be (a) liable for any act or omission of any prior lessor under the Lease which occurred prior to the date Lender or Purchaser obtained possession of the Property; or (b) liable for the return of any security deposit which Tenant has paid to any prior lessor under the Lease unless such security deposit was actually delivered to Lender; or (c) subject to any offsets or defenses which the Tenant might have against any prior lessor under the Lease; provided, however, that the foregoing shall not limit Tenant's right to exercise against Lender or Purchaser any right of Tenant to any offset or defense otherwise available to Tenant because of events occurring after the date Lender takes possession of the Property; or
     (d) bound by any base rent, percentage rent or any other payments which Tenant might have paid more than thirty (30) days in advance of amounts due for the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease which increases the obligations or responsibilities of Landlord thereunder or changes the rent or the term thereof and is made without Lender's prior written consent; or (f) bound by any consent by any lessor under the Lease to any assignment or sublease of the Tenant's interest in the Lease made without also obtaining Lender's prior written consent; or (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against Purchaser's or Lender's interest in the Property.

     3. ATTORNMENT. If the interests of the Landlord shall be transferred by reason of the exercise of the power of sale contained in the Mortgage and assignment of rents and leases (if applicable), or by any foreclosure or other proceeding for enforcement of the Mortgage, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Mortgage and assignment of rents and leases then, unless the Lease is terminated in accordance with the terms of the Lease or Paragraph 2 hereof, the Tenant thereunder shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby attorn to the Purchaser and Lender if it takes possession of the Property, as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the Landlord or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may require. The respective rights and obligations of Purchaser, Lender and of the Tenant upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided in Paragraph 2 hereof.

     4. ASSIGNMENT OF LESSOR'S INTEREST IN LEASES. Tenant hereby acknowledges that all of Landlord's right, title and interest as lessor under the Lease is being duly assigned to Lender pursuant to the terms of the Mortgage and assignment of rents and leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage and assignment of rents and leases or the indebtedness secured thereby, and notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Tenant further acknowledges and agrees: (a) that under the provisions of the Mortgage and assignment of rents and leases, the Lease cannot be terminated (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of Tenant from the performance or observance of any obligation under the Lease, without the prior written consent of Lender, and no rent may be collected or accepted by Landlord more than one month in advance without Lender's prior written consent; and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for the purposes specified in the Mortgage and assignment of rents and leases, and Lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Mortgage and assignment of rents and leases.

     5. NOTICE OF DEFAULT BY LANDLORD. Tenant, as lessee under the Lease, hereby covenants and agrees to give Lender written notice specifying when the Landlord has failed to perform any of the covenants or obligations of Landlord, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within a reasonable time after receipt by Lender of such notice (or within such additional time as is reasonably required to obtain possession of the Property if possession is necessary for the Lender to correct or cure the condition) to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default. Such notices to Lender shall be delivered to:

     METROWEST BANK
     15 PARK STREET
     FRAMINGHAM, MA 01701
     ATTN: NANCY CONNELLY

     with a copy to:
       Joshua J. Vernaglia, Esq.
       CUDDY, BIXBY & DENNER
       One Financial Center, 43rd Fl.
       Boston, MA 02111


     Attention:                   Esquire
     or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at:

     First New England Dental
     85 Devonshire Street
     Boston, Massachusetts 02109

     Attention:      Jerald Robbins, President

     or to such other address as may be designated by written notice from Tenant to Lender.

     6. NO FURTHER SUBORDINATION. Except as expressly provided in Paragraph 1 hereof, Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of Tenant under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of Tenant's interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

     7. AS TO LANDLORD AND TENANT. As between Landlord and Tenant, Landlord and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

     8. AS TO LANDLORD AND LENDER. As between Landlord and Lender, Landlord and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Mortgage and assignment of rents and leases or any of the other documents executed by the Landlord in connection with the loan from the Lender.

     9. TITLE OF PARAGRAPHS. The titles of the paragraphs of this agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

     10. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     11. PROVISIONS BINDING. The terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the Landlord and Lender shall have given written consent to a particular assignment by Tenant thereunder:

IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals.


                                                     "LENDER"

                                                     By:
                                                        -----------------------

                                                     Its:
                                                        -----------------------

                                                     "TENANT"

                                                     By: /s/ Jerald Robbins
                                                        -----------------------
                                                        Jerald Robbins
                                                     Its: President
                                                        -----------------------

                                                     "LANDLORD"

                                                     By:
                                                        -----------------------

                                                     Its:
                                                        -----------------------


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk ,ss                                             July 24, 1996
-------

Then personally appeared the above-named Jerald Robbins President of First New England Dental Centers, Inc., and acknowledged the foregoing instrument to be his/her free act and deed as President of said corporation, before me.


                                             /s/ Joshua J. Vernaglia, Jr.
                                             ---------------------------
                                             Notary Public
                                             My commission expires:


                                             [Stamp JOSHUA J. VERNAGLIA, JR.
                                                       NOTARY PUBLIC
                                             MY COMMISSION EXPIRES JUNE 1, 2001]

                          COMMONWEALTH OF MASSACHUSETTS

___________________,ss                        _______________, 199_

Then personally appeared the above-named _________________________, _________________ of ______________________, and acknowledged the foregoing instrument to be his/her free act and deed as ___________________ of said ____________________, before me.



                                          ------------------------------------
                                          Notary Public
                                          My commission expires:





                          COMMONWEALTH OF MASSACHUSETTS

___________________,ss                        _______________, 199_

Then personally appeared the above-named _________________________, _________________ of ______________________, and acknowledged the foregoing instrument to be his/her free act and deed as ___________________ of said ____________________, before me.



                                          ------------------------------------
                                          Notary Public
                                          My commission expires:

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

TO: MetroWest Bank, having an address, 15 Park Street, Framingham, MA 01701 together with its successors and assigns ("LENDER")


THIS IS TO CERTIFY THAT:

     The undersigned has been advised that Lender intends to make a loan secured by a first leasehold mortgage on those certain premises commonly known as 85 Devonshire Street, Boston, Suffolk County Massachusetts (the "Property"), in which the undersigned currently occupies 1,700 s.f. of space under a Lease Agreement dated (the "Lease") between the undersigned First New England Dental ("Tenant") and LANDMAN OMNIBUS VII LIMITED PARTNERSHIP, ("Landlord"). Incident to Lender's proposed loan and mortgage, and at Lender's request, Tenant hereby certifies as follows:

     1.   Tenant is the holder of the lessee's interest under the Lease.

     2. The Lease is in full force and effect and has not been modified changed, altered, amended or supplemented in any respect (except as may be indicated at the end of this Paragraph 2) and is the only Lease or agreement Tenant and Landlord affecting said Premises. Tenant will not enter into any material modifications of the Lease without the prior written consent of Lender. If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     3. The term of the Lease is currently scheduled to expire on September 30, 1996. If there are any rights of extension or renewal remaining under the terms of the Lease, the same has not, as of this date of this Tenant Estoppel Certificate, been exercised.

     4. Tenant has made no agreements with Landlord or its agents or employees concerning and has no right to, free rent, partial rent, rebate of rental payments or any other type of rental concession (except as may be indicated at the end of this Paragraph 4). If none state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     5. Tenant is current in payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid in full for the period ending June, 1996 with the exception of $1,480.00 (July, 1996 rent) for a rent increase which occurred June 1, 1996. The monthly minimum (i.e. fixed) rent is $1,740.00. No rent or other sum payable under the Lease is being paid in arrears. No rent or other sum payable under the Lease has been paid in advance of the due date thereof, and Tenant hereby agrees with Lender that it shall not pay any minimum rent or any other sum due or to be paid under the Lease more than thirty (30) days in advance of the due date hereof.

     6. Tenant, as the holder of the lessee's interest under the Lease, is in occupancy of all the premises covered by the Lease, and is actively conducting such business therein and had been conducting its business since April 3, 1996. The conduct of such business falls within the uses stipulated as being permitted under the terms of the Lease.

     7. Should Lender advise Tenant that Landlord is in default in the indebtedness to Lender and request that payment of all future rentals be made directly to Lender, Tenant agrees that it shall make all future rental payments under the Lease directly to Lender until instructed otherwise by Lender.

     8. All of the obligations on the part of Landlord under the Lease, including any obligation for the performance of any construction work, or installation of any equipment, have been carried out, and Tenant has no claim or knowledge of any claim against the holder of Landlord's interest on account of any default or failure of performance under the Lease. Tenant is not in default of any of its obligations to be paid or performed under the Lease. As of the date hereof, Tenant is entitled to no offset or deduction in rent and has no claim or defense to the payment of any obligation under the Lease.

     9. Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $________ (or if other than cash, describe below). If none, state "none".

                 None.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     10. The Lease contains and Tenant has no outstanding options or rights of first refusal to purchase the premises demised by the Lease or any part thereof or the real property of which such premises are a part.

     11. Tenant understands and acknowledges that (a) Landlord shall execute or has executed an absolute assignment of the Lease and other leases in favor or Lender; (b) notwithstanding said assignment, all rental, additional rental and other payments due under the Lease shall continue to be paid in accordance with the terms of the Lease until and unless Tenant is notified to the contrary in writing by Lender; and (c) the interest of Landlord in the Lease shall be or has been assigned to Lender under the terms provided in said absolute Lender assumes no duty, liability or obligation under the Lease, either by virtue of said absolute assignment, the exercise thereof or by any subsequent receipt or collection of rental, additional rental or any other sums due thereunder.

     12. No actions, whether voluntary or otherwise, are pending against tenant under the bankruptcy or other insolvency laws of the United States or of any state thereof.

     13. This certification is made to induce Lender to make certain fundings, knowing that Lender shall rely upon the truth of this certificate in disbursing said funds.

DO NOT EXECUTE THIS CERTIFICATE UNLESS A TRUE, CORRECT AND COMPLETE COPY OF YOUR LEASE AND ALL AMENDMENTS THERETO ARE ATTACHED. LENDER IS RELYING ON YOUR STATEMENTS AND AGREEMENTS CONTAINED IN THIS CERTIFICATE IN TAKING ACTION RESPECTING A LOAN REQUEST RELATIVE TO THE PROPERTY.



Dated this 24th day of July, 1996.

TENANT:

/s/ Jerald Robbins
-------------------------
By: Jerald Robbins
    ---------------------
Title: President
    ---------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

THIS AGREEMENT is made and entered into as of this      day of           ,
1996, by and among MetroWest Bank (the "Lender"), First New England Dental (the "Tenant") and The Cathartes Group (the "Landlord").


     Reference is made to the following facts:

     A. Landlord and Tenant have entered into a lease, dated (the "Lease") with
     respect to the property owned by the Landlord, known as      262-268
     Washington Street located in Boston, Massachusetts, (hereinafter referred to as the "Property" or the "Leased Premises").

     B. On or about __________, 1996, Landlord entered into and delivered to Lender a Mortgage and Security Agreement (the "Mortgage"), relating to the Property to secure among other things the payment of the indebtedness described in the Mortgage and assignment of rents and leases. The Mortgage and assignment of rents and leases is recorded in the _______________ County Registry of Deeds.

     C. As a condition to making the loan which is secured by the Mortgage and assignment of rents and leases, Lender has required that the Landlord obtain from each Tenant, the within Agreement pursuant to which the Tenant subordinates the Lease to the lien of the Mortgage and assignment of rents and leases and the Tenant attorns to Lender in the event Lendor obtains possession of the Property. Tenant has requested that Lender provide Tenant with certain non-disturbance protections on the terms set forth below.

     NOW, THEREFORE for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:

     1. SUBORDINATION. Tenant hereby subordinates all of its right, title and interest as lessee under the Lease to the right, title and interest of Lender under the Mortgage and assignment of rents and leases, and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and assignment of rents and leases and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage and assignment of rents and leases.

     After recording, please return to:

     First New England Dental
     85 Devonshire Street
     Boston, Massachusetts 02109

     2. NON-DISTURBANCE. So long as no default exists, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Leased Premises or rights under the Lease be interfered with in any foreclosure or other action or proceeding in the nature of foreclosure instituted under or in connection with the Mortgage and assignment of rents and leases or in case Lender takes possession of the Property pursuant to any provisions of the Mortgage and assignment of rents and leases, unless the Landlord would have had such right to interfere if the Mortgage and assignment of rents and leases had not been made, except that Lender and the person or entity acquiring the interest of the Landlord as a result of any such action or proceeding or deed in lieu of any such action or proceeding (the "Purchaser") shall not be (a) liable for any act or omission of any prior lessor under the Lease which occurred prior to the date Lender or Purchaser obtained possession of the Property; or b) liable for the return of any security deposit which Tenant has paid to any prior lessor under the Lease unless such security deposit was actually delivered to Lender; or (c) subject to any offsets or defenses which the Tenant might have against any prior lessor under the Lease; provided, however, that the foregoing shall not limit Tenant's right to exercise against Lender or Purchaser any right of Tenant to any offset or defense otherwise available to Tenant because of events occurring after the date Lender takes possession of the Property; or (d) bound by any base rent, percentage rent or any other payments which Tenant might have paid more than thirty (30) days in advance of amounts due for the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease which increases the obligations or responsibilities of Landlord thereunder or changes the rent or the term thereof and is made without Lender's prior written consent; or (f) bound by any consent, by any lessor under the Lease to any assignment or sublease of the Tenant's interest in the Lease made without also obtaining Lender's prior written consent; or (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against Purchaser's or Lender's interest in the Property.

     3. ATTORNMENT. If the interests of the Landlord shall be transferred by reason of the exercise of the power of sale contained in the Mortgage and assignment of rents and leases (if applicable), or by any foreclosure or other proceeding for enforcement of the Mortgage, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Mortgage and assignment of rents and leases then, unless the Lease is terminated in accordance with the terms of the Lease or Paragraph 2 hereof, the Tenant thereunder shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby attorn to the Purchaser and Lender if it takes possession of the Property, as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the Landlord or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may require. The respective rights and obligations of Purchaser, Lender and of the Tenant upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided in Paragraph 2 hereof.

     4. ASSIGNMENT OF LESSOR'S INTEREST IN LEASES. Tenant hereby acknowledges that all of Landlord's right, title and interest as lessor under the lease is being duly assigned to Lender pursuant to the terms of the Mortgage and assignment of rents and leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage and assignment of rents and leases or the indebtedness secured thereby, and nothwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Tenant further acknowledges and agrees: (a) that under the provisions of the Mortgage and assignment of rents and leases, the Lease cannot be terminated (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of Tenant from the performance or observance of any obligation under the Lease, without the prior written consent of Lender, and no rent may be collected or accepted by Landlord more than one month in advance without Lender's prior written consent; and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for the purposes specified in the Mortgage and assignment of rents and leases, and Lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Mortgage and assignment of rents and leases.

     5. NOTICE OF DEFAULT BY LANDLORD. Tenant, as lessee under the Lease, hereby covenants and agrees to give Lender written notice specifying when the Landlord has failed to perform any of the covenants or obligations of Landlord, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within a reasonable time after receipt by Lender of such notice (or within such additional time as is reasonably required to obtain possession of the Property if possession is necessary for the Lender to correct or cure the condition) to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default. Such notices to Lender shall be delivered to:

     METROWEST BANK
     15 PARK STREET
     FRAMINGHAM, MA 01701
     ATTN: NANCY CONNELLY

     with a copy to:
     Joshua J. Vernaglia, Esquire
     CUDDY, BIXBY & DENNER
     One Financial Center, 43rd Fl.
     BOSTON, MA 02111

     Attention:               Esquire
     or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at:

     First New England Dental
     85 Devonshire Street
     Boston, Massachusetts O21O9

     Attention: Jerald Robbins, President

     or to such other address as may be designated by written notice from Tenant to Lender.

     6. NO FURTHER SUBORDINATION. Except as expressly provided in Paragraph 1 hereof; Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of Tenant under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of Tenant interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

     7. AS TO LANDLORD AND TENANT. As between Landlord and Tenant, Landlord and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

     8. AS TO LANDLORD AND LENDER. As between Landlord and Lender, Landlord and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Mortgage and assignment of rents and leases or any of the other documents executed by the Landlord in connection with the loan from the Lender.

     9. TITLE OF PARAGRAPHS, The titles of the paragraphs of this agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

     10. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     11. PROVISIONS BINDING. The terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the Landlord and Lender shall have given written consent to a particular assignment by Tenant thereunder

IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals.


                                         "LENDER"

                                         By:
                                            ------------------------------
                                         Its:
                                             -----------------------------


                                         "TENANT"

                                         By: /s/ Jerald Robbins
                                            ------------------------------
                                            Jerald Robbins

                                         Its: President
                                             -----------------------------



                                         "LANDLORD"


                                         By:
                                            ------------------------------
                                         Its:
                                             -----------------------------

                          COMMONWEALTH OF MASSACHUSETTS



    Suffolk           ss                           July 24, 1996
---------------------,                             -------------

Then personally appeared the above-named Jerald Robbins
                                         ----------------------------------

President            of    First New England Dental Centers, Inc., and
--------------------   --------------------------------------------

acknowledged the foregoing instrument to be his/her free act and deed as

President      of said   corporation, before me.
---------------        -----------------



                                             /s/ Joshua J. Vernaglia, Jr.
                                             ---------------------------------
                                             Notary Public
                                             My commission expires:

                                             [STAMP: JOSHUA J. VERNAGLIA, JR.
                                                         NOTARY PUBLIC
                                            MY COMMISSION EXPIRES JUNE 1, 2001]

                          COMMONWEALTH OF MASSACHUSETTS



                       ss                                  , 199
---------------------,                         ------------     --

Then personally appeared the above-named
                                         ----------------------------------,

                     of                                            , and
--------------------   --------------------------------------------

acknowledged the foregoing instrument to be his/her free act and deed as

                of said                 , before me.
---------------        -----------------




                                             ---------------------------------
                                             Notary Public
                                             My commission expires:





                          COMMONWEALTH OF MASSACHUSETTS



                       ss                                  , 199
---------------------,                         ------------     --

Then personally appeared the above-named
                                         ----------------------------------,

                     of                                            , and
--------------------   --------------------------------------------

acknowledged the foregoing instrument to be his/her free act and deed as

                of said                 , before me.
---------------        -----------------




                                             ---------------------------------
                                             Notary Public
                                             My commission expires:

                      USE AND OCCUPANCY LICENSE AGREEMENT
                      -----------------------------------

THIS USE AND OCCUPANCY LICENSE AGREEMENT is made as of the 3rd day of April, 1996 between Landman Omnibus VII Limited Partnership, a Massachusetts limited partnership having an address c/o Berkeley Investments, Inc., 101 Federal Street, Boston, Massachusetts 02110 ("Owner") and First New England Dental Centers, Inc., a New Jersey corporation with a principal place of business at 170 Commonwealth Avenue, Boston, MA ("Occupant").

      WHEREAS, the parties hereto have executed a lease (the "Lease") of the premises (the "Premises") consisting of approximately 3,500 square feet of rentable space having an address of 85 Devonshire Street, Boston, Massachusetts 02109 located on the second (2nd) floor of the building (the "Building") situated at and numbered 85 Devonshire and 262-268 Washington Streets in Boston, Massachusetts, which Lease was estimated to commence April 1, 1996; and

      WHEREAS, Owner has not yet completed its improvements to the Premises in accordance with Addendum #3 of the Lease; and

      WHEREAS, User desires to occupy approximately 1,700 square feet of rentable sixth (6th) floor space at the Building (the "Licensed Space") for the period until Owner's improvements to the Premises according to Addendum #3 of the Lease are substantially completed; and

      WHEREAS, Owner is willing to grant a license to Occupant to permit such occupancy upon the terms and conditions herein.

      NOW THEREFOR, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner hereby grants to Occupant a license which shall be revocable as provided in this Agreement to use and occupy such Licensed Space on the terms hereinafter set forth.

1. TERM. The term of this Agreement shall commence on April 5, 1996 and shall end on the "Expiration Date", which shall be the earliest to occur of the following:

     a.   The Commencement Date of the aforesaid Lease; or

     b. The thirtieth day following the delivery of written notice by either party to the other of its intent to terminate this agreement.

2. DELIVERY OF THE PREMISES. Occupant acknowledges that it has inspected the Licensed Space and is fully familiar with the physical condition thereof and agrees to take the same "as is".

3. FEE. Occupant shall pay owner monthly in advance the amount of One Thousand ($1,000.00) Dollars as a fee for such use and occupancy of the Licensed Space, and it shall pay a pro-rata share of such amount for any portion of a calendar month in which it occupies the Licensed Space. Except for all costs and charges for telephone service, which shall be the sole responsibility of User, Owner shall be responsible for the cost of all other utilities supplied to the Licensed Space.

4. USE. Occupant shall use and occupy the Licensed Space solely as administrative offices for a consortium of dental practices and such other lawful use incidental and related thereto.

5. ASSIGNMENT AND SUBLETTING. Occupant shall not assign, transfer, mortgage or pledge this Agreement or its rights hereunder, nor enter into any other occupancy arrangement for the Licensed Space.

6. COMPREHENSIVE COMMERCIAL LIABILITY INSURANCE. User agrees to maintain throughout the term of this Agreement, Comprehensive Commercial Liability Insurance written on an occurrence basis. Such insurance shall include coverage for products/completed operations, personal injury, broad form property damage, extended bodily injury and broad form contractual liability. The minimum limit of liability carried on such insurance shall be $1,000,000 combined single limit for each occurrence with any aggregate limit applying only to each of the following: products/completed operations, personal injury and contractual liability. However, if the policy contains a general policy aggregate or an aggregate which applies to coverages other than the aforementioned coverages, the Lessee shall purchase minimum limit of $1,000,000 per occurrence/$2,000,000 aggregate per location. Owner and Occupant each waive all claims and rights against the other with respect to the Licensed Space to the extent of any casualty for which there is recovery under any insurance policy, and all property insurance policies carried by either party shall include a waiver of its rights of subrogation against the other.

7. INDEMNIFICATION. To the fullest extent permitted by law, Occupant shall defend, indemnify and hold harmless Owner, its agents, and any and all affiliates of Owner, including, without limitation, any corporations or other entities controlling, controlled by or under common control with Owner, from and against any and all claims or liabilities (including injury to persons and damage to property) arising from Occupant's use or occupancy of the Licensed Space, the Building or the common areas or arising out of the conduct of its business, or from any activity, work, or thing done or permitted by Occupant or its agents, employees, invitees, licensees, contractors or subcontractors in or about the Licensed Space or Building or the lot or arising from any breach of default in the performance of any obligation on Occupant's part to be performed hereunder, or arising from any act or negligence of Occupant, or of its agents, employees, invitees, contractors or subcontractors or licensees, and from and against all costs, attorney's fees, expenses and liabilities incurred or any actions or proceedings brought thereon to the extent not due to the negligence of Owner or Owner's employees or agents.

8. NO ALTERATIONS. Occupant agrees to make no alterations or additions or improvements to the Licensed Space or to any portion of the Building, except that it shall be permitted to install its property and any security or other equipment necessary for the use and occupancy of the Licensed Space in accordance with the terms hereof.

9. MAINTENANCE. Occupant shall maintain the Licensed Space in the same condition as they are in on the date of this Agreement, reasonable wear and tear and damage by fire or other casualty or by taking only excepted. Owner agrees to maintain the structure of the Building of which the Licensed Space are a part in the same condition as it is on the commencement date of this Agreement, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the conduct of Occupant or those for whose conduct Occupant is legally responsible. Owner shall be responsible for maintaining the Building's HVAC and electrical systems which serve the Available Space.

10. OWNER'S ACCESS. Upon reasonable prior notice to Occupant (except in the event of and emergency, in which event no notice shall be required), Owner shall be permitted to enter the Licensed Space for the purpose of making repairs, inspecting the Licensed Space or showing it to prospective tenants or to mortgagees.

11. CASUALTY AND EMINENT DOMAIN. In the event that a portion of the Licensed Space or the Building is damaged by fire or other casualty, or is taken by eminent domain, either party hereto may elect to terminate this Agreement by giving ten (10) days' written notice to the other. All property within the Licensed Space shall be at the sole risk of Occupant, and Owner shall not be responsible for loss or damage occasioned by any cause including the use or escape of water from any source, bursting of pipes, theft or casualty.

12. DEFAULT. The following events shall constitute Events of Default hereunder:
(1) if Occupant fails to observe or perform any covenant, agreement or obligation of Occupant hereunder, and such failure continues for three (3) days after written notice thereof, or (2) if Occupant is declared bankrupt or insolvent or makes an assignment for the benefit or its creditors.

13. TERMINATION. This Agreement shall terminate on the earlier to occur of the Expiration Date or upon an Event of Default.

14. SURRENDER. Occupant shall remove all of its effects in such manner as it determines in its sole discretion from the Licensed Space within 24 hours of termination, and shall quilt, yield up and deliver to Owner the Licensed Space in the condition as they were in on the date hereof, reasonable wear and tear and damage by fire or other casualty or taking only excepted. If Occupant shall fail to remove its effects from the Licensed Space within 24 hours, Owner shall be permitted to store all such effects at the direction and at the sole cost and expense of Occupant. If Occupant shall fail to direct Owner as to such storage, Owner shall be permitted to store or dispose of all such effects at the sole cost and expense of Occupant.

15. NOTICES. Any notice from Owner to Occupant relating to the Licensed Space or to the occupancy thereof, shall be deemed duly served if left at the Licensed Space addressed to Occupant, or if mailed to the Licensed Space, registered or certified mail, return receipt requested, postage prepaid addressed to Occupant. Any notice from Occupant to the Owner relating to the Licensed Space or to the occupancy thereof, shall be deemed duly served if mailed to the Owner by registered or certified mail, return receipt requested, postage prepaid, or hand delivered by recognized commercial delivery service, addressed to the Owner at the address set forth above or at such address as Owner shall notify Occupant in writing from time to time.

16. MISCELLANEOUS PROVISIONS. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. This Agreement contains the entire agreement of the parties and may not be modified except by a writing signed by both parties. Failure of either party to complain of any act or omission on the part of the other party shall not be deemed to be a waiver by said party of any its rights hereunder. If any provision of this Agreement shall to any extent be invalid, the affect the remainder of this Agreement and the application of such provisions and other circumstances shall not be affected thereby. The paragraphs headings used herein are for reference and convenience only and shall not be deemed to construe, limit or modify the terms hereof.

Executed under seal as of the date first above written.


OWNER:  LANDMAN OMNIBUS VII LIMITED PARTNERSHIP
   BY:  LANDMAN VII CORPORATION, ITS GENERAL PARTNER


   BY:
      -----------------------------------------------


OCCUPANT: FIRST NEW ENGLAND DENTAL CENTERS, INC.

   BY:
      -----------------------------------------------

                            SECRETARY'S CERTIFICATE
                            -----------------------


I, JOSHUA J. VERNAGLIA, Secretary of First New England Dental Centers, Inc. hereby certify that the Corporation is authorized, as User, to enter into a Use and Occupancy License Agreement between the Corporation and Landman Omnibus VII Limited Partnership, as Owner, whereby the Corporation shall have the use of approximately 1,700 rentable square feet of space having an address of 85 Devonshire Street, Boston, Massachusetts 02109 located on the sixth (6th) floor of the building situated at and number 85 Devonshire and 262-268 Washington Street in Boston, Massachusetts, at the monthly fee of $1,000.00.

I further certify that, JERALD ROBBINS, President of the Corporation, has authority to execute and deliver to the Owner said Use and Occupancy License Agreement on behalf of the Corporation.

      WITNESS my hand and seal of the Corporation, this 3rd day of April, 1996






                                    /s/  JOSHUA J. VERNAGLIA
                                    -------------------------------------
                                                              , Secretary

                                                     (Affix Corporate Seal)

                            SECRETARY'S CERTIFICATE
                            -----------------------


I, Joshua J. Vernaglia, Secretary of First New England Dental Centers, Inc. (the "Corporation") hereby certify that the Corporation is authorized as the Occupant of a Use and Occupancy License Agreement between the Corporation and Landman Omnibus VII Limited Partnership as Owner, whereby the Corporation has a License to use and occupy 1,700 +/- rentable square feet of space at 85 Devonshire Street, Boston, Massachusetts 02109, (i) to enter into this _____ Amendment of the Use and Occupancy License Agreement between the Corporation and Landman Omnibus VII Limited Partnership (the "Amendment"), which amendment is dated ________, and (ii) to perform such acts and enter into such agreements as are necessary or desirable in connection with the execution and delivery of the Amendment. The terms of said Amendment include, without limitation, the following:

1. Extending the term of the Use and Occupancy License Agreement at a monthly fee of $1,740.00.

I further certify that Jerry Robbins, as President of the Corporation, has authority to execute and deliver to the Owner under the Use and Occupancy License Agreement said Amendment on behalf of the Corporation.

WITNESS my hand and the seal of the Corporation, this 24th day of July, 1996.




                                    /s/  JOSHUA J. VERNAGLIA
                                    -------------------------------------
                                                              , Secretary

                                                     (Affix Corporate Seal)

                      COMMENCEMENT-EXPIRATION CONFIRMATION


REFERENCE is hereby made to a lease ("Lease"), dated as of April 12, 1996 by and between Landman Omnibus VII Limited Partnership, a Massachusetts limited partnership having an address c/o Berkeley Investments, Inc., 101 Federal Street, Boston, Massachusetts 02110, as lessor and First New England Dental Centers, Inc., a New Jersey corporation, as lessee, for the premises consisting of approximately 3,500 square feet of rentable space having an address of 85 Devonshire Street, Boston, Massachusetts 02109 located on the second (2nd) floor of the building (the "Building") situated at and numbered 85 Devonshire and 262-268 Washington Street in Boston, Massachusetts.

Whereas, the parties desire set out and confirm their agreement as to the Commencement Date and the Expiration Date of the initial term of the Lease, as those terms are used therein.

NOW THEREFORE, the parties hereby agree and state as follows:

1. The Commencement Date, as that term is utilized in the Lease is "June 1, 1996" and not "April 1, 1996", as stated in the Lease.

2. The Expiration Date, as that term is utilized in the Lease, is May 31, 2001.

3. Base-Month CPI, as that term is utilized in Article III.2 of the Lease ("Adjusted Rent"), means the CPI published in "April, 996) and not "February, 1996". Moreover, all references to the month of "February" in said Article III.2 shall mean "April".

4. All other terms and provisions of the Lease remain the same and are hereby ratified by the parties.


EXECUTED under seal this 12th day of July, 1996.


LESSOR:  LANDMAN OMNIBUS VII LIMITED PARTNERSHIP
    BY:  LANDMAN VII CORPORATION, ITS GENERAL PARTNER

    BY:/s/ Illegible
       -----------------------------------------------



LESSEE: FIRST NEW ENGLAND DENTAL CENTER, INC.

    BY: /s/ Jerry Robbins
       ------------------------------------------------
       Jerry Robbins, Its President